UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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BARK, Inc.
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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

LETTER FROM OUR CHAIR AND CHIEF EXECUTIVE OFFICER

July ●, 2024
To Our Stockholders:
I am pleased to invite you to attend BARK, Inc.’s 2024 Annual Meeting of Stockholders to be held on Thursday, September 12, 2024 at 12:00 p.m., Eastern Time. Our Annual Meeting will be a ‘‘virtual meeting’’ of stockholders, which will be conducted exclusively online via live webcast at www.virtualshareholdermeeting.com/bark2024.
The Notice of the Annual Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Details regarding how to attend the meeting and the business to be conducted at the Annual Meeting are more fully described in the Notice of the Annual Meeting and Proxy Statement.
Your vote is very important. Whether you plan to participate in the Annual Meeting or not, please be sure to vote.
On behalf of our board of directors and management team, thank you for your ongoing support of and continued interest in BARK.
Sincerely,
Matt Meeker
Co-Founder, Chief Executive Officer & Chair
BARK, Inc.

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
Notice is hereby given that the 2024 annual meeting of stockholders (the "Annual Meeting") of BARK, Inc., a Delaware corporation, (the "Company" or "BARK"), will be held on September 12, 2024, at 12:00 p.m. Eastern Time. The Annual Meeting will be a virtual stockholder meeting through which you can listen to the meeting, submit questions and vote your shares online.
The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/bark2024 and entering the 16-digit control number included in your proxy materials, on your proxy card, or in the instructions that accompanied your proxy materials. There is no physical location for the annual meeting.

Items of Business		Our Board’s Recommendation	Page
1	Elect the two Class C director nominees named in the attached proxy statement	FOR each director nominee	1
2	Ratify the appointment of Deloitte & Touche LLP, as our independent registered public accounting firm for the fiscal year ending March 31, 2025	FOR	15
3	Approve, on an advisory basis, the compensation of our named executive officers	FOR	17
4	Approve an amendment to our Certificate of Incorporation to remove the waiver and renunciation of corporate opportunities related to BARK	FOR	18
These items of business are more fully described in the accompanying proxy statement (the "Proxy Statement"). The stockholders will also transact such other business as may properly come before the Annual Meeting and at any adjournments or postponements of the Annual Meeting.
Stockholders of record at the close of business on July 16, 2024 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. We expect to commence mailing of a Notice of Internet Availability of Proxy Materials, containing instructions on how to access the proxy materials, to our stockholders of record on or about July ●, 2024.
Your vote is important to us. You may cast your vote over the Internet, by telephone or by completing and mailing a proxy card. Returning the proxy does not deprive you of your right to attend the annual meeting and to vote your shares online during the Annual Meeting.
Proxies forwarded by or for banks, brokers or other nominees should be returned as requested by them. We encourage you to vote promptly to ensure your vote is represented at the Annual Meeting, regardless of whether you plan to attend.
You can find detailed information regarding voting in the section entitled “Questions and Answers” starting on page ● of the accompanying Proxy Statement.

July ●, 2024
By Order of the Board of Directors,

Allison Koehler
Chief Legal Officer and Secretary New York, New York
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON SEPTEMBER 12, 2024 AT 12:00 P.M. EASTERN TIME
The notice of the Annual Meeting, Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2024, are available to stockholders free of charge at www.proxyvote.com.

01
PROPOSAL ONE ELECTION OF CLASS C DIRECTORS
GENERAL
Our board of directors (the "Board") currently consists of seven directors, divided into three classes, Class A, Class B and Class C, with the members of each class serving staggered, three-year terms.
The terms of office of the Class C directors, Larry Bodner and Jim McGinty, will expire at the Annual Meeting. At the Annual Meeting, our stockholders will vote to elect the two nominees named in this Proxy Statement, Mr. Bodner and Mr. McGinty, as Class C directors, whose terms will expire at the annual meeting of stockholders to be held in 2027.
Each of our directors, including the director nominees, serve as a director until the election and qualification of his or her successor, or until his or her earlier death, resignation or removal.
Mr. Bodner was identified as a candidate for director by a third-party search firm and appointed to the Board effective September 19, 2023.
The candidacies of Mr. Bodner and Mr. McGinty were each considered by our Corporate Governance and Nominating Committee in accordance with the established process for evaluating candidates to serve on our Board. Upon the recommendation of the Corporate Governance and Nominating Committee, our Board nominated Mr. Bodner and Mr. McGinty for election as Class C directors at the Annual Meeting.
Each of Mr. Bodner and Mr. McGinty currently serve on our Board, has consented to be named in this Proxy Statement and has agreed to serve, if elected, until the 2027 annual meeting of stockholders or until his successor has been duly elected and qualified or until his earlier death, resignation or removal.
Director Independence
The Board has determined that each of the directors, other than Mr. Meeker and Mr. Werdelin, qualifies as an independent director, as defined under the listing rules of the New York Stock Exchange (the "NYSE"), and that the Board consists of a majority of “independent directors,” as defined under the rules of the NYSE listing rules relating to director independence requirements. In addition, the Company is subject to the rules of the U.S. Securities and Exchange Commission (the "SEC") and the NYSE relating to the membership, qualifications, and operations of the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee of our Board, as discussed below under "Director Independence."
Family Relationships
There are no family relationships between or among any of our executive officers, nominees, or directors.
INFORMATION ABOUT OUR BOARD
Members of our Board take a proactive, focused approach to their positions to ensure that BARK is committed to business success through the maintenance of high standards of responsibility and ethics. The Board meets on a regular basis and additionally as required. Mr. Meeker is the Executive Chair and Ms. McLaughlin is the Lead Independent Director of our Board.

Class A Directors	Class B Directors	Class C Directors
Term Expiring at the 2025 Annual Meeting	Term Expiring at the 2026 Annual Meeting	Term Expiring at the 2024 Annual Meeting

•Betsy McLaughlin •Henrik Werdelin	•Paulette Dodson •Matt Meeker •Michele Meyer	•Larry Bodner •Jim McGinty

BARK 2024 Proxy Statement	1

PROPOSAL ONE	Table of Contents
INFORMATION ABOUT OUR DIRECTORS
Class C Directors
Directors with terms expiring at the 2024 Annual Meeting:

Larry Bodner Age: 61 Director Since: September 2023

COMMITTEES •Audit

PUBLIC COMPANY BOARDS •Hostess Brands (NASDAQ: TWNK) (2016-2023)	CAREER HIGHLIGHTS •CEO of Dollar Shave Club (2023-present) •CEO of Bulletproof 360 (2019-2023) •CFO of Sovos Brands (2017-2019)

PRIVATE COMPANY BOARDS •None
KEY QUALIFICATIONS AND EXPERIENCES
•High Level of Financial Experience
•Extensive experience in corporate strategy, business development and pet and food companies
•Relevant Senior Leadership/CEO & CFO
•Family includes two Bernese Mountain Dogs, Jake & Moose

Jim McGinty Age: 61 Director Since: February 2021

COMMITTEES •Audit (Chair) •Corporate Governance & Nominating

PUBLIC COMPANY BOARDS •None
CAREER HIGHLIGHTS
•Chief Financial Officer of 5.11 Tactical since April 2018
•Chief Financial Officer of Z Gallerie from April 2016 through February 2018
•Chief Financial Officer of Spy Inc. from August 2013 through April 2016
•Chief Financial Officer of Hot Topic, Inc. from January 2001 through January 2013 (NASDAQ: HOTT)

PRIVATE COMPANY BOARDS •None
KEY QUALIFICATIONS AND EXPERIENCES
•High Level of Financial Experience
•Extensive experience in corporate strategy, business development and transaction experience
•Relevant Senior Leadership/Chief Financial Officer

2	2024 Proxy Statement BARK

Table of Contents	PROPOSAL ONE
Class A Directors
Directors with terms expiring at the 2025 Annual Meeting:

Betsy McLaughlin Lead Independent Director Age: 63 Director Since: December 2017

COMMITTEES •Audit •Compensation (Chair)

PUBLIC COMPANY BOARDS •Hot Topic (NASDAQ:HOTT) (2000-2011) •Trupanion (NASDAQ:TRUP) (Present)	CAREER HIGHLIGHTS •Chief Executive Officer of Hot Topic, Inc. from 2000 to 2011 (NASDAQ: HOTT) •Member of the Board of Advisors and Executive Committee of the UCLA Anderson School for 17 years

PRIVATE COMPANY BOARDS •5.11 Tactical •Everlane •Lazy Dog Restaurants •Mejuri •Dolls Kill •Good American
KEY QUALIFICATIONS AND EXPERIENCES
•Extensive experience across all areas of retail, merchandising, proprietary brands, services, operations and ecommerce
•Relevant Senior Leadership/Chief Executive Officer
•High Level of Financial Experience
•Family includes two dogs, Max and Emma.

BARK 2024 Proxy Statement	3

PROPOSAL ONE	Table of Contents

Henrik Werdelin Age: 48 Director Since: October 2011

COMMITTEES •None

PUBLIC COMPANY BOARDS •None
CAREER HIGHLIGHTS
•Co-Founder of BARK (2011)
•Founding partner of Prehype LLC, a venture development firm headquartered in New York, with offices in London and Copenhagen (founded in 2010)
•Author of The Acorn Method: How Companies Get Growing Again (published April 2020)
•Advisor to several early stage startups

PRIVATE COMPANY BOARDS •None	KEY QUALIFICATIONS AND EXPERIENCES •Extensive experience of BARK’s business •Innovation/technology experience •Recognized entrepreneur and AI keynote speaker •Adopted Molly. a Labrador Retriever, in 2013
Class B Directors
Directors with terms expiring at the 2026 Annual Meeting:

Paulette Dodson Age: 60 Director Since: March 2023

COMMITTEES •Corporate Governance & Nominating (Chair)

PUBLIC COMPANY BOARDS •Portillo's (NASDAQ: PTLO) (Present) •Trupanion (NASDAQ: TRUP) (Present)	CAREER HIGHLIGHTS •General Counsel, Sara Lee •General Counsel, Petsmart •General Counsel, Alight, Inc. (NYSE: ALIT)

PRIVATE COMPANY BOARDS •Mather, Inc. •United Way of Metro Chicago •Better Government Association
KEY QUALIFICATIONS AND EXPERIENCES
•Experience in board governance, mergers and acquisitions, corporate compliance, risk and ESG across a variety of industries including Consumer Products/Goods and Retail
•International and other strategic operational expansion

4	2024 Proxy Statement BARK

Table of Contents	PROPOSAL ONE

Matt Meeker Executive Chairman Age: 50 Director Since: October 2011

COMMITTEES •None

PUBLIC COMPANY BOARDS •None
CAREER HIGHLIGHTS
•Co-Founder of BARK (2011)
•Chief Executive Officer of BARK from its formation in October 2011 until September 2020 and resuming in January 2022
•Co-founded Meetup, a network of local communities that meet offline about shared interests and passions, and worked there from December 2001 through December 2007.
•Venture Partner at Resolute VC

PRIVATE COMPANY BOARDS •None	KEY QUALIFICATIONS AND EXPERIENCES •Extensive experience with BARK’s business •Innovation/technology experience •Inspired to found BARK by his late Great Dane, Hugo

Michele Meyer Age: 60 Director Since: March 2023

COMMITTEES •Compensation

PUBLIC COMPANY BOARDS •GNC (2019-2020) •Embark Trucks (2021-2023)
CAREER HIGHLIGHTS
•31 Years at General Mills (1988-2019)
•President, SVP of Small Planet Foods Division, General Mills
•President, SVP Meals Division, General Mills
•President, SVP Snacks Division, General Mills

PRIVATE COMPANY BOARDS •Kevin's Natural Foods •Quinn Snack Foods •Pacha Soap
KEY QUALIFICATIONS AND EXPERIENCES
•Extensive experience across all areas of P&L, including brand building, innovation, margin improvement, product development, and retail growth strategies
•Relevant Senior Leadership / Emerging Brand Board Experience

BARK 2024 Proxy Statement	5

PROPOSAL ONE	Table of Contents
FISCAL YEAR 2024 DIRECTOR COMPENSATION
The following table presents information regarding the compensation of our non-employee directors for services performed for our fiscal year ended March 31, 2024. Our founders, Messrs. Meeker and Werdelin, also serve on our Board, but received no additional compensation for such services. Please see the Fiscal Year 2024 Summary Compensation Table for the compensation received by Mr. Meeker for his service as an executive officer of the Company during fiscal year 2024. Please see the disclosure below for a description of the consulting fees, bonus and other amounts paid for Mr. Werdelin’s service to the Company during fiscal year 2024.

Name	Fees Earned in Cash ($)(1)	RSU Awards ($)(2)	Stock Option Awards ($)	Total ($)
Joanna Coles(4)	12,500	42,908	—	55,408
Larry Bodner(3)	30,000	297,045	—	327,045
Paulette Dodson(5)	41,250	300,000	—	341,250
David Kamenetzky(6)	43,750	99,999	—	143,749
Jim McGinty	70,000	99,999	—	169,999
Betsy McLaughlin	90,000	99,999	—	189,999
Michele Meyer(5)	41,250	300,000	—	341,250
(1)Amounts reported for “Fees Earned in Cash” reflect fees earned during fiscal year 2024.
(2)Amounts reported for “RSU Awards” reflect the aggregate grant date fair value of the RSUs awarded during fiscal year 2024, computed in accordance with ASC 718 based on the closing stock price on the date of the grant.
(3)Mr. Bodner was appointed to the Board effective September 19, 2023.
(4)Ms. Coles did not stand for reelection at our 2023 annual meeting of stockholders. In recognition of her service and the compensation that she would forfeit because of the change in the annual meeting date prior to the vesting date, Ms. Coles was granted 36,363 RSUs with immediate vesting to recognize her service for such year.
(5)Ms. Dodson and Ms. Meyer were appointed to the Board, each effective March 28, 2023, and received their initial RSU awards in fiscal year 2024.
(6)Mr. Kamenetzky resigned from the Board effective October 30, 2023.
(7)The following table sets forth the aggregate number of outstanding RSUs, including deferred RSUs, held by each non-employee director as of March 31, 2024:

Name	Stock Option Awards	RSU Awards
Larry Bodner	—	375,000
Joanna Coles	—	—
Paulette Dodson(1)	—	277,778
David Kamenetzky	—	—
Jim McGinty(2)	—	157,471
Betsy McLaughlin(3)	—	157,172
Michele Meyer(4)	—	277,778

For the third and fourth quarters of fiscal year 2024, each non-employee director received an annual cash retainer of $50,000 (increased from $40,000 in fiscal year 2023). The Lead Independent Director received an additional $15,000 annually, the chair of the Audit Committee received an additional $20,000 annually, the chair of the Compensation Committee received an additional $20,000 annually and the chair of the Corporate Governance Committee received an additional $10,000 annually. Members of the Audit Committee received an additional $10,000 annually, members of the Compensation Committee received an additional $5,000 annually and members of the Corporate Governance Committee received an additional $5,000 annually. All retainers were paid in substantially equal quarterly installments.
The non-employee directors’ equity compensation set forth above was granted under our 2021 Equity Incentive Plan. All equity compensation was granted in the form of RSUs that vested as described below, subject to the director’s continued service through the applicable vesting date.

6	2024 Proxy Statement BARK

Table of Contents	PROPOSAL ONE
Non-employee directors are eligible to receive an initial grant of RSUs with an aggregate grant date fair value equal to $300,000. Vesting of the initial RSU grant is subject to the director’s continued service through the one-year anniversary of the grant date.
Our fiscal year 2024 annual refresh grant had a grant date fair value equal to approximately $100,000. Vesting of the initial RSU is subject to the director's continued service through the one-year anniversary of the grant date.
Mr. Werdelin was paid a monthly fee of $27,083 for creative consulting and administrative services provided to the Company through Prehype, LLC totaling $325,000 and received $1,000 a month towards administrative support, for a total of $12,000. The monthly fee was unrelated to Mr. Werdelin’s service as a member of the Board. Mr. Werdelin did not receive any other compensation from the Company for his service in fiscal year 2024.
Deferred Compensation
The Compensation Committee of the Board has adopted a program that permits independent directors to elect to defer settlement of their director RSUs until such director ceases to serve on the Board. In general, directors must make these deferral elections prior to the date of the grant of such RSUs. Directors who make a deferral election will have no right as stockholders with respect to amounts credited to their deferred RSU accounts until such RSUs are settled. Settlement of any RSUs credited to the deferred RSU account in shares of fully vested common stock will occur as soon as practicable following the director’s termination of service as a member of the Board.
RECOMMENDATION OF OUR BOARD
OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE CLASS C DIRECTOR NOMINEES NAMED ABOVE.

BARK 2024 Proxy Statement	7

CORPORATE GOVERNANCE
CORPORATE GOVERNANCE HIGHLIGHTS

Board Independence and Composition	Board Performance	Policies, Programs and Guidelines

• 5 of 7 directors are independent
•100% independent committee members
•Executive sessions of independent directors at each meeting
•Empowered Lead Independent Director
•Board and each committee may engage outside advisers independently of management

•Annual board, committee and director evaluations
•Commitment to continuing director education
•Oversight of key risk areas and certain aspects of risk management efforts
•Oversight of key human capital issues, including diversity and inclusion and executive succession planning
• Robust stock ownership guidelines for CEO and directors •Comprehensive Code of Conduct and Business Ethics •Prohibition on hedging and pledging for any officers or directors

BOARD COMMITTEES
Our Board has three standing committees: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. The Board has adopted a written charter for each of these committees, which are available on the Company’s investor relations website at https://investors.bark.co.

Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee

•Jim McGinty (Chair) •Larry Bodner •Betsy McLaughlin	•Betsy McLaughlin (Chair) •Michele Meyer	•Paulette Dodson (Chair) •Jim McGinty

Audit Committee
The Audit Committee consists of:
Jim McGinty, Larry Bodner and Betsy McLaughlin
Mr. McGinty serves as the chair of the Audit Committee. The Board has determined that Mr. McGinty qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the NYSE listing rules. In making this determination, the Board considered Mr. McGinty’s formal education and previous experience in financial roles. In addition, the Board has determined that each of the members of the Audit Committee satisfies the independence and other requirements of the NYSE and Rule 10A-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), including that each member of an audit committee can read and understand fundamental financial statements in accordance with NYSE audit committee requirements. In arriving at this determination, the Board examined each member’s scope of experience and the nature of their prior and/or current employment.
Specific responsibilities of our Audit Committee include:
•overseeing our corporate accounting and financial reporting processes and our internal controls over financial reporting;
•evaluating the independent public accounting firm’s qualifications, independence and performance;
•engaging and providing for the compensation of the independent public accounting firm;
•pre-approving audit and permitted non-audit and tax services to be provided to us by the independent public accounting firm;

8	2024 Proxy Statement BARK

Table of Contents	CORPORATE GOVERNANCE
•reviewing and assessing the annual internal audit plan and discussing with management communications prepared by the internal audit;
•periodically meeting for oversight meetings with management, the internal audit function, and the independent auditor;
•reviewing our financial statements;
•reviewing our critical accounting policies and estimates and internal controls over financial reporting;
•establishing procedures for complaints received by us regarding accounting, internal accounting controls or auditing matters, including for the confidential anonymous submission of concerns by our employees, and periodically reviewing such procedures, as well as any significant complaints received, with management;
•discussing with management and the independent registered public accounting firm the results of the annual audit and the reviews of our quarterly financial statements;
•reviewing our cybersecurity and other information technology risks, controls and procedures, including our plans to mitigate cybersecurity risks and respond to data breaches;
•reviewing and approving any transaction between us and any related person (as defined by the Exchange Act) in accordance with the Company’s related party transaction approval policy;
•reviewing and reassessing the adequacy of the Audit Committee’s charter and submitting any recommended changes to the Board for approval; and
•such other matters that are specifically designated to the Audit Committee by our Board from time to time.
The Audit Committee met 5 times during fiscal year 2024.

Compensation Committee
The Compensation Committee consists of:
Betsy McLaughlin and Michele Meyer
Ms. McLaughlin serves as the chair of the Compensation Committee. The Board has determined that each of the members of the Compensation Committee satisfies the independence requirements of the NYSE and is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee may form subcommittees and may delegate power and authority to such subcommittees for any purpose that the Compensation Committee deems appropriate.
Specific responsibilities of our Compensation Committee include:
•reviewing and recommending policies relating to compensation and benefits of our officers and employees, including reviewing and approving corporate goals and objectives relevant to compensation of the Chief Executive Officer and other senior officers;
•evaluating the performance of the Chief Executive Officer and other senior officers in light of those goals and objectives;
•reviewing annually and recommending to the Board for approval of all compensation to be paid or awarded to the Chief Executive Officer;
•developing and implementing policies with respect to the recovery of excess compensation paid to any executive officers based on erroneous data;
•administering the issuance of options and other awards under our equity-based incentive plans;
•reviewing and approving, for the Chief Executive Officer and other senior officers, employment agreements, severance agreements, consulting agreements and change in control or termination agreements;
•reviewing our policies, programs and initiatives focusing on diversity and inclusion with respect to our leadership and workforce; and
•such other matters that are specifically designated to the Compensation Committee by our Board from time to time.
The Compensation Committee met 6 times during fiscal year 2024.

BARK 2024 Proxy Statement	9

CORPORATE GOVERNANCE	Table of Contents
Corporate Governance and Nominating Committee
The Corporate Governance and Nominating Committee (the "Corporate Governance Committee") consists of:
Paulette Dodson and Jim McGinty
Ms. Dodson serves as the chair of the Corporate Governance Committee. The Corporate Governance Committee will recommend to the Board candidates for nomination for election at the annual meeting of the stockholders. In general, in identifying and evaluating nominees for director, the Board expects to consider educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom and the ability to represent the best interests of our stockholders. The Board will also consider director candidates recommended for nomination by its stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our charter and bylaws.
Specific responsibilities of our Corporate Governance Committee include:
•identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on our Board;
•considering and making recommendations to our Board regarding changes to the size and composition of our Board;
•considering and making recommendations to our Board regarding the composition and chairmanship of the committees of our Board;
•providing oversight of our policies, programs and initiatives focusing on environmental and social responsibility and risks;
•establishing procedures to exercise oversight of, and oversee the performance evaluation process of, management;
•overseeing periodic evaluations of the performance of our Board and its committees;
•instituting plans or programs for the continuing education of our Board and orientation of new directors;
•developing and making recommendations to our Board regarding corporate governance guidelines and matters; and
•such other matters that are specifically designated to the Corporate Governance Committee by our Board from time to time.
In the process of identifying, screening and recommending director candidates to the full Board, our Corporate Governance Committee takes into consideration the needs of the Board and the qualifications of the candidates, such as their general understanding of various business disciplines and our business environment, their educational and professional background, analytical ability, independence, diversity of experience and viewpoints, and their willingness to devote adequate time to board duties. The Board evaluates each individual in the context of the Board as a whole with the objective of retaining a group that is best equipped to help ensure that the long-term interests of the stockholders are served. When searching for new directors, the Corporate Governance Committee will actively seek out women and individuals from minority groups to include in the pool from which nominees for the Board are chosen. The Corporate Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.
The Corporate Governance Committee will consider director candidates recommended by stockholders on the same basis that it evaluates other nominees for director. In doing so, the Corporate Governance Committee will evaluate director candidates in light of several factors, including the general criteria outlined above. Our Amended and Restated Bylaws provide that any stockholder of record entitled to vote for the election of directors at the applicable meeting of stockholders may nominate persons for election to our Board, if such stockholder complies with the applicable notice procedures, which are referenced in “When are stockholder proposals due for next year’s annual meeting of the stockholders?” under “Questions and Answers” in this Proxy Statement.
The Corporate Governance Committee met 4 times during fiscal year 2024.
MEETINGS OF THE BOARD
Our Board held 5 meetings during the fiscal year ended March 31, 2024. Each person currently serving as a director attended at least 75% of the aggregate of the total number of meetings of the Board and each committee of which he or she was a member. Each director is also encouraged and expected to attend the Annual Meeting and all of our current directors attended our prior annual meeting of stockholders.

10	2024 Proxy Statement BARK

Table of Contents	CORPORATE GOVERNANCE
BOARD LEADERSHIP STRUCTURE
As outlined in our corporate governance guidelines, the Board will determine its leadership structure in a manner that it determines to be in the best interests of the Company and its stockholders from time to time in its judgment. If the Chair of the Board is not independent, the non-employee directors of the Board will elect a Lead Independent Director who will lead executive sessions of the Board, have authority to call meetings of the independent directors, and engage with the Board’s Chair and Chief Executive Officer to set meeting agendas for the Board, among other responsibilities.
Matt Meeker serves as both our Chief Executive Officer and the Chair of our Board. The Board believes that the combination of these two roles is appropriate at this time, particularly as it supports more consistent communication and coordination throughout the organization, enhancing the effectiveness of our corporate strategy. The Board believes that robust, independent Board oversight is essential, and Betsy McLaughlin, who serves as an empowered Lead Independent Director supports that important objective.
CORPORATE GOVERNANCE GUIDELINES
Our Board has adopted corporate governance guidelines, which provide the framework for our corporate governance along with our Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws, committee charters and other key governance practices and policies. Our corporate governance guidelines cover a wide range of subjects, including the conduct of board meetings, independence and selection of directors, board membership criteria, and board committee composition. The corporate governance guidelines can be accessed on our investor website at https://investors.bark.co.
STOCKHOLDER ENGAGEMENT
We value feedback from our stockholders. We launched our stockholder outreach program in the spring of 2023.
Any stockholder or other interested party who wishes to communicate with our Board, our independent directors, or any individual director may send written communications to our Board or such director c/o Corporate Secretary, BARK, Inc., 120 Broadway, 12th Floor, New York, NY 10271, or via email to investors@barkbox.com. The communication must include the stockholder’s name, address and an indication that the person is our stockholder. The Corporate Secretary will review any communications received from stockholders and will forward such properly made communications to the appropriate director or directors, or Board or committee of our Board, based on the subject matter.
STOCK OWNERSHIP GUIDELINES
Our Board believes that an ownership stake in the Company strengthens the alignment of interests between directors and our CEO, on the one hand, and stockholders, on the other hand. Our Board requires that members of the Board and our CEO hold a number of shares equal in amount to five times the annual cash retainer amount or base salary, as the case may be. Each member of the Board and our CEO has five years to meet this requirement.
ENVIRONMENTAL, SOCIAL, GOVERNANCE (“ESG”) OVERSIGHT
We are committed to conducting business in an environmentally sustainable and socially responsible manner, and to managing the risks and opportunities that arise from ESG issues. We believe that operating in a socially responsible and sustainable manner will drive long-term value creation for our company and our stockholders.
Our Corporate Governance Committee is responsible for overseeing our ESG processes, policies, and performance, and making recommendations regarding our ESG processes, policies, and performance to the full Board. To satisfy these oversight responsibilities, the Corporate Governance Committee receives regular updates from management on progress and strategy.

BARK 2024 Proxy Statement	11

CORPORATE GOVERNANCE	Table of Contents
OUR PEOPLE AND CULTURE
The Team
As dog people, our employees joined the company because they are aligned with our mission to make all dogs happy. The work we are doing is inherently joyful, optimistic, and humorous because our primary customers, dogs, possess all of those characteristics. To that end, our company culture is centered around service, kindness, and a high level of ambition to serve all dogs and their humans.
At the end of fiscal 2024, we employed approximately 708 full-time and part-time employees, with 377 employees based in the U.S. and 331 employees based in the Philippines. Our employee population includes approximately 393 BARK Happy Ambassadors and their leadership, 76 engineers, data scientists, and technology staff, 59 designers and creative team members, 81 operations and fulfillment center employees, and 101 marketing, general, and administrative employees. As of March 31, 2024, 68% of our employees, 38% of our management team, and 43% of our Board identified as female or nonbinary.

Employee Engagement
Team communication is frequent and direct, allowing for a high level of transparency and feedback. We engage with employees through monthly pulse surveys to measure employee engagement, receive feedback, and respond to employee concerns effectively. We leverage these data points to continuously evolve our policies and practices to meet employee needs and align with our team values. Though most of the team has worked remotely since March 2020, our employees who live near the New York, New York and Columbus, Ohio offices have hybrid work arrangements and our offices are also used for regular team collaboration, all hands meetings, workshops and more. Dogs are welcome too!
Diversity, Equity and Inclusion
We recognize that people, like dogs, should be celebrated for their differences and the diverse life experiences they bring to work each day. We advocate for and celebrate a culture of inclusiveness for all people regardless of race, gender, sexual orientation, family status, religion, ethnicity, national origin, physical ability, veteran status, age, or love of cats as we work toward one common goal: to make every single dog as happy as they make us. We do this by focusing on four key areas:
•Diversity Sourcing & Recruitment: Promote an inclusive approach to hiring diverse talent by focusing on the equity of recruiting processes in addition to sourcing pools.
•Continuous Learning & Communication: Make diversity and inclusion everyone’s responsibility by providing training and educational opportunities.
•Employee Resource Groups: Provide employees with opportunities and resources to build a shared, supportive community while also advancing the team’s Diversity Equity and Inclusion mission.
•Accountability: Ensure accountability while committing to focus on retention, advancement, and equity.
We are committed to paying employees fairly for their work. Our Total Rewards team determines and regularly reviews all compensation based on a leveling and benchmarking system guided by market insights from third-party experts and tools. On a quarterly basis, we review all grants of equity for parity across gender and race to ensure that we are taking a consistent approach to compensation for all team members based on market data, role, and level.
Health, Safety and Wellness
We are committed to ensuring the health and safety of all employees and require compliance with all applicable local laws and regulations governing working conditions, working hours, fair wages, and compensation.

12	2024 Proxy Statement BARK

Table of Contents	CORPORATE GOVERNANCE
Succession Planning
Succession planning is another critical human capital issue. As part of the annual executive officer evaluation process, the Compensation Committee works with our Chief Executive Officer to plan for the succession of the Chief Executive Officer and other senior executive officers, as well as to develop plans for interim or emergency succession for the Chief Executive Officer and other senior executive officers in the event of retirement or an unexpected occurrence. Management succession planning may be reviewed more frequently by the Board as it deems appropriate.
EVALUATIONS OF THE BOARD, COMMITTEES, AND DIRECTORS
The Board evaluates its performance and the performance of its committees and individual directors on an annual basis through an evaluation process administered by our Corporate Governance Committee. The Board discusses each evaluation to determine what, if any, actions should be taken to improve the effectiveness of the Board, any committee thereof or of the directors.
CODE OF ETHICS AND BUSINESS CONDUCT
Our Board has adopted a code of ethics and business conduct (the “Code of Conduct”), which establishes the standards of ethical conduct applicable to all of our directors, officers, employees and senior financial officers. A copy of our Code of Conduct is posted on our investor website at https://investors.bark.co. In addition, we intend to post on our investor website all disclosures that are required by law or the NYSE listing standards concerning any amendments to, or waivers from, any provision of the Code of Conduct.
ROLE OF THE BOARD IN RISK OVERSIGHT
One of the key functions of our Board is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our external audit function. Our Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
Cybersecurity
Our Board is ultimately responsible for the risk oversight of the company, including, cybersecurity and privacy risks. Our Board has delegated responsibility for oversight of cybersecurity risks to the Audit Committee. The Audit Committee is composed of board members with diverse expertise enabling its members to oversee cybersecurity risks effectively. Our Audit Committee’s responsibilities include reviewing the Company’s cybersecurity and other information technology risks, controls and procedures, including the Company’s plans to mitigate cybersecurity risks and to respond to data breaches.
The Audit Committee will receive reports, briefings and presentations from senior management, including our Director of Information Security, at periodic committee meetings, including, on a rotating basis, in-depth presentations on specific areas of risk and regular enterprise risk management updates as needed.
In addition to scheduled meetings, significant developments or incidents, even if immaterial to us, are reviewed regularly by a cross-functional team, including the Chief Financial Officer and the General Counsel, to determine whether further escalation to the Audit Committee and/or the Board is appropriate, ensuring the Audit Committee’s and the Board’s oversight is timely and responsive. Our Incident Response Plan also includes immediate actions to mitigate the impact and strategies for remediation and prevention of future incidents.
CLASSIFIED BOARD OF DIRECTORS
Our Board is divided into three classes of directors that serve staggered three-year terms. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring. As a result, only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms.
Each director’s term continues until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws authorize only our Board to fill vacancies on our Board. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

BARK 2024 Proxy Statement	13

CORPORATE GOVERNANCE	Table of Contents
The Board believes that a classified board structure promotes board continuity and stability, encourages directors to take a long-term perspective, and reduces our vulnerability to coercive takeover tactics.
DIRECTOR INDEPENDENCE
Our common stock is listed on the NYSE. Under the NYSE rules, independent directors must comprise a majority of a listed company’s board of directors. In addition, NYSE requires that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under NYSE rules, a director will only qualify as an “independent director” if, that company’s board of directors affirmatively determines that director has no material relationship with the listed company (either directly or indirectly) other than as a Board or committee member in addition to other bright-line requirements set forth in the NYSE listed company manual.
Additionally, compensation committee members must not have a relationship with us that is material to the director’s ability to be independent from management in connection with the duties of a compensation committee member.
Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries.
Our Board has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board has determined that, with the exception of Mr. Meeker and Mr. Werdelin, each member of our Board is an “independent director” as defined under the applicable rules and regulations of the SEC and the NYSE rules. In addition, David Kamenetzky, who resigned from our Board on October 30, 2023, was deemed independent. In making these determinations, our Board reviewed and discussed information provided by the directors and by us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our common stock by each non-employee director and the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.”
INSIDER TRADING POLICY; PROHIBITION ON HEDGING AND PLEDGING OF COMPANY SECURITIES
We have an insider trading policy that governs the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers, and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations and listing standards applicable to the Company. It is the Company’s policy not to trade in Company securities in violation of securities laws. Our insider trading policy prohibits officers, directors and employees from engaging in hedging transactions, such as the purchase or sale of puts or calls, or the use of any other derivative instruments. Officers, directors and employees of the Company are also prohibited from holding our securities in a margin account or pledging our securities as collateral for a loan without the approval of the Board.

14	2024 Proxy Statement BARK

02
PROPOSAL TWO RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2025
Our Board and the Audit Committee are asking our stockholders to ratify the appointment by the Audit Committee of Deloitte & Touche LLP (“Deloitte”), as the independent public accounting firm to conduct the audit of our financial statements for the fiscal year ending March 31, 2025. Stockholder ratification of such selection is not required by our Amended and Restated Bylaws or any other applicable legal requirement. However, our Board is submitting the selection of Deloitte to our stockholders for ratification as a matter of good corporate governance.
In the event our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to continue to retain Deloitte for the fiscal year ending March 31, 2025. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change should be made.
A representative of Deloitte is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate stockholder questions.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following is a summary of fees paid or to be paid to Deloitte, for services rendered for the fiscal years ended March 31, 2024 and 2023. Deloitte has been our independent registered public accounting since 2015.

	2024 ($)	2023 ($)
Audit fees(1)	1,397,592	2,196,064
Audit-related fees(2)	—	—
Tax fees(2)	—	—
All other fees(2)	—	—
Total	1,397,592	2,196,064
(1)Audit fees consist of fees billed for professional services rendered for the audit of the Company’s financial statements and services that are normally provided by Deloitte in connection with regulatory filings. The aggregate fees billed by Deloitte for professional services rendered in connection with the audit of the Company’s financial statements for the fiscal years ended March 31, 2024 and 2023 totaled approximately $1.4 million and $2.2 million, respectively. The above amount includes interim procedures and audit fees, as well as attendance at Audit Committee meetings.
(2)During the fiscal periods ended March 31, 2024 and 2023, there were no fees billed for products and services provided by the Company’s independent registered public accounting firm other than those set forth above.
DETERMINATION OF INDEPENDENCE
In considering the nature of the services provided by our independent registered public accounting firm, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with our independent registered public accounting firm and our management to determine that they are permitted under the rules and regulations concerning auditor independence.
Additional information concerning the Audit Committee and its activities can be found in the following sections of this Proxy Statement: “Board Committees – Audit Committee” and “Report of the Audit Committee.”

BARK 2024 Proxy Statement	15

PROPOSAL TWO	Table of Contents
PRE-APPROVAL POLICY
According to policies adopted by the Audit Committee and ratified by our Board, to ensure compliance with the SEC’s rules regarding auditor independence, all audit and non-audit services to be provided by our independent registered public accounting firm must be pre-approved by the Audit Committee. The Audit Committee has established a general pre-approval policy for certain audit and non-audit services, up to a specified amount for each identified service that may be provided by the independent auditors.
The Audit Committee approved all services provided by Deloitte during the years ended March 31, 2024 and 2023. The Audit Committee has considered the nature and amount of the fees billed by Deloitte and believes the services provided by Deloitte are compatible with maintaining Deloitte’s independence.
REPORT OF THE AUDIT COMMITTEE
The Audit Committee oversees our independent registered public accounting firm and assists our Board in fulfilling its oversight responsibilities on matters relating to the integrity of our financial statements, our compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications and independence by meeting regularly with the independent registered public accounting firm and financial management personnel. Management is responsible for the preparation, presentation and integrity of our financial statements.
In fulfilling its oversight responsibilities, the Audit Committee:
•reviewed and discussed our financial statements as of and for the fiscal year ended March 31, 2024 with management and Deloitte;
•discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC;
•received the written disclosures and the letter from Deloitte required by the applicable requirements of the Public Company Accounting Oversight Board; and
•discussed with Deloitte their independence.
Based on its review and discussions noted above, the Audit Committee recommended to our Board, and our Board approved, that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2024 for filing with the SEC. The Audit Committee also appointed Deloitte as our independent registered public accounting firm for fiscal year ending March 31, 2025.

Submitted by the Audit Committee of our Board:

Jim McGinty, Chair Larry Bodner Betsy McLaughlin

RECOMMENDATION OF OUR BOARD AND AUDIT COMMITTEE
OUR BOARD AND OUR AUDIT COMMITTEE UNANIMOUSLY RECOMMEND THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2025.

16	2024 Proxy Statement BARK

03
PROPOSAL THREE ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
In accordance with SEC rules, we are providing our stockholders with the opportunity to approve, on an advisory basis, the compensation of our named executive officers, as described in this Proxy Statement.
As discussed in the Compensation Discussion and Analysis, the Compensation Committee of the Board is committed to an executive compensation program that is aligned with our business goals, culture, and stockholder interests. We believe a competitive compensation program that is highly performance-based is key to delivering long-term stockholder returns.
This proposal, commonly referred to as the “say-on-pay” vote, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and our executive compensation philosophy, objectives and program, as described in this Proxy Statement. Accordingly, we ask our stockholders to approve the compensation of our named executive officers as disclosed in this Proxy Statement, including in the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure, by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the stockholders of BARK, Inc. approve, on a non-binding advisory basis, the compensation paid to the named executive officers, as disclosed in the Proxy Statement for the 2024 Annual Meeting, including in the Compensation Discussion and Analysis, compensation tables and narrative discussion.”
As this is an advisory vote, the result will not be binding on our Board or Compensation Committee. However, the say-on-pay vote will provide us with important feedback from our stockholders about our executive compensation philosophy, objectives and program. Our Board and Compensation Committee value the opinions of our stockholders and expect to take into account the outcome of the vote when considering future executive compensation decisions and evaluating our executive compensation program.

RECOMMENDATION OF OUR BOARD
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL

BARK 2024 Proxy Statement	17

04
PROPOSAL FOUR APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
On August 23, 2023, plaintiff Geoffrey Vernon (the “Plaintiff”) filed a putative class action complaint (the “Complaint”) in the Court of Chancery of the State of Delaware (the “Court”) against BARK and certain current and former members of our Board (the “Defendants”) under the caption Vernon v. BARK, Inc. et al., C.A. No. 2023-0866-PAF (the “Action”). The Complaint alleged, among other things, that Article Thirteenth of the Company’s Third Amended and Restated Certificate of Incorporation (the “Waiver Provision” and the “Charter,” respectively), which provides for the waiver and renunciation of corporate opportunities related to the Company, violates Sections 102(b)(7) and 122(17) of Delaware’s General Corporation Law (“DGCL”) as impermissibly broad and impermissibly waiving fiduciary duties of the members of the Board.
The Defendants denied any and all wrongdoing alleged in the Complaint, however, because the Complaint had called into question the validity of the Waiver Provision, the Board determined that it was advisable and in the best interests of the Company and its stockholders to amend the Charter to delete the provisions of Article Thirteenth, in their entirety (the “Amendment”). The Board thus approved and adopted the Amendment and submit this Proposal 4 to our stockholders for adoption and approval at this Annual Meeting.
On December 12, 2023, after Plaintiff was advised of the Board’s actions, Plaintiff filed a notice of voluntary dismissal of the Action as moot, which the Court approved by order dated December 13, 2023. Believing that the swift resolution of this Action was in the best interest of and benefit to the Company, and without admitting the allegations Plaintiff made in the Complaint, BARK also agreed to pay $95,000 (the “Mootness Fee,” inclusive of a $500 service award to Plaintiff) to Plaintiff’s counsel to resolve the anticipated application by Plaintiff’s counsel for an award of attorneys’ fees and reimbursement of expenses. In connection with the January 8, 2024 stipulated order closing the case, the Court ordered that the Company provide this notice. The Court has not and will not pass judgment on the amount of the Mootness Fee.
Accordingly, the Board believes that this Proposal 4 to amend the Charter to remove the Waiver Provision is fair and in the best interests of the Company and its stockholders.
This description of the proposed amendment to the Amended and Restated Certificate of Incorporation is a summary and is qualified in its entirety by the Certificate of Amendment to our Amended and Restated Certificate of Incorporation, which is attached to this Proxy Statement as Exhibit A and reflects the proposed changes described above. If this Proposal 4 is approved, we intend to file the Certificate of Amendment to our Amended and Restated Certificate of Incorporation, reflecting the approved new provision, with the Delaware Secretary of State as soon as practicable following the Annual Meeting.
RECOMMENDATION OF OUR BOARD
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL

18	2024 Proxy Statement BARK

INFORMATION ABOUT OUR EXECUTIVE OFFICERS
The following table sets forth information with respect to our executive officers as of the date of this Proxy Statement:

Name	Age	Position(s)
Matt Meeker	50	Chief Executive Officer and Chair
Zahir Ibrahim	54	Chief Financial Officer
Michael Black	37	Chief Revenue Officer
Allison Koehler	56	Chief Legal Officer and Secretary
Meghan Knoll	37	Chief Direct To Consumer Officer

Additional biographical descriptions of the executive officers are set forth in the text below. A description of the business experience of Matt Meeker is provided above under the section “Information About Our Directors - Class B Directors”.
Zahir Ibrahim has served as the Company’s Chief Financial Officer since January 2023. Prior to joining BARK, Mr. Ibrahim served as Chief Financial Officer (CFO) and Chief Accounting Officer of Do Good Foods, LLC, a company that upcycles grocery surplus into animal feed, from September 2021 to December 2022, and he served as Executive Vice President (EVP) CFO of KIND, LLC, a snack food company, from June 2015 to September 2021. Prior to that, he served as EVP CFO at Annie’s, Inc., an organic food supplier, (NYSE:BNNY) from November 2013 to May 2015. From 2007 to 2013, Mr. Ibrahim worked at Molson Coors Brewing Company, a drink and brewing company, (NYSE:TAP) including serving as Vice President Corporate Controller from 2011 to 2013.
Michael Black has served as the Company’s Chief Revenue Officer since March 2024. Prior to joining BARK, Mr. Black was the Founder and President of Paragon International Advisors, a business consulting and services company, from October 2022 through March 2024 and a Board Advisor for PetLab Co., a provider of pet supplements and educational content, from October 2022 through March 2024. Prior to that, Mr. Black served in various roles, including Chief Executive Officer, Board Member and Chief Revenue Officer, at Outward Hound, a pet brand company, from May 2019 through September 2022.
Allison Koehler has served as the Company’s Chief Legal Officer since May 2024 and General Counsel since December 2021. Prior to joining BARK, Ms. Koehler served as Vice President, Deputy General Counsel and Assistant Secretary at The RealReal, Inc. (NASDAQ:REAL), a luxury consignment company, from February 2020 to December 2021. Prior to that, she served as Vice President and Deputy General Counsel at AppLovin Corporation, a games company. Ms. Koehler also held various roles at eBay Inc., an e-commerce company, (NASDAQ:EBAY) for Global M&A, Securities and Corporate Governance from 2013 to 2019, most recently as Associate General Counsel from 2017 to 2019.
Meghan Knoll has served as the Company’s Chief Direct To Consumer Officer since June 2024, returning to BARK after last serving as the Senior Vice President, Direct To Consumer, from November 2021 to January 2023, and General Manager, Super Chewer from October 2017 to November 2021. In her year and a half away from BARK, from February 2023 to June 2024, she served as CEO of Cat Person, a subscription based cat food company backed by brand incubator Harry's Labs.

BARK 2024 Proxy Statement	19

EXECUTIVE COMPENSATION COMPENSATION DISCUSSION AND ANALYSIS
As a smaller reporting company, we are not required to include a “Compensation Discussion and Analysis” and are permitted to exclude certain executive compensation tables and the CEO pay ratio from our disclosure. We have elected to include a Compensation Discussion and Analysis as on a voluntary basis.
Since the June 2021 acquisition of Barkbox, Inc. by Northern Star Acquisition Corp., a publicly traded special purpose acquisition company (the "Business Combination"), our executive compensation programs have continued to evolve to align with our status as a more mature, publicly-traded company, while still supporting our overall business and compensation objectives. The following Compensation Discussion and Analysis describes our compensation program relating to our named executive officers for the fiscal year ended March 31, 2024.
For fiscal year 2024, our named executive officers were:

•Matt Meeker, Chief Executive Officer •Zahir Ibrahim, Chief Financial Officer •Allison Koehler, General Counsel and Secretary

When we refer to named executive officers ("NEOs"), we are referring to the Company’s NEOs who remained with the Company as of March 31, 2024: Mr. Meeker, Mr. Ibrahim, and Ms. Koehler.
Nari Sitaraman, who previously served as our Chief Technology Officer and departed the Company during fiscal year 2024, is also deemed an NEO under SEC executive compensation disclosure rules. For the sake of clarity, we have created a separate section, “Compensation Decisions for Former NEO” to describe the compensation decisions made with respect Mr. Sitaraman.
ELEMENTS OF OUR EXECUTIVE COMPENSATION PROGRAM
For fiscal year 2024, the principal elements of the compensation program for our NEOs were base salary and incentive compensation delivered in the form of an annual incentive opportunity and long-term equity incentives comprised of restricted stock units (“RSUs”), and stock options. Our executive compensation program is designed to drive sustained meaningful profitable growth and stockholder value creation.
Base Salary
Base salary is set at a level intended to be commensurate with the NEO’s duties and authorities, contributions, and prior experience. The relative levels of base salary for our NEOs are established after considering market-competitive levels, and individual performance.
Annual Incentive Opportunity
The NEO’s annual incentive opportunity is set at a level designed to be commensurate with the NEO’s duties and authorities, contributions, and market data. Annual incentive compensation is paid to executives through our annual incentive program and is designed to support our pay-for-performance philosophy. This annual incentive compensation is designed to motivate and reward executives based on the achievement of performance goals established by the Compensation Committee for the fiscal year.
The Compensation Committee established incentive goals for the annual incentive program based on achieving threshold, target, and maximum amounts for two financial performance measures: net revenue and adjusted EBITDA (as defined below). The payout amounts for the various performance goals were set as follows: 50% payout for threshold performance; 100% payout for target performance; and 200% payout for performance at or above the maximum performance level. The threshold for a performance measure must be met for a payout for that performance measure under our annual incentive program. The performance measures were weighted at 40% for net revenue and 60% for adjusted EBITDA.

20	2024 Proxy Statement BARK

Table of Contents	EXECUTIVE COMPENSATION
At the beginning of fiscal year 2024, the Compensation Committee determined that payouts under the annual incentive program would be comprised of eighty percent (80%) cash and twenty percent (20%) equity in the form of immediately vested and unrestricted shares of the Company.
Long-term Equity Incentives
We deliver our long-term incentives entirely in the form of equity awards to further align the interests of our NEOs with our stockholders and to further motivate our leadership team on the execution of our long-term performance goals. The grant levels of the long-term incentive awards are also set at a level that is intended to be commensurate with the NEO’s duties and authorities, contributions, prior experience, and market data. A significant portion of total compensation for each NEO is provided in the form of equity awards with a multi-year vesting period and the value of which fluctuates directly with our stock price performance. Historically, long-term equity incentives were provided in the form of stock options. Following the Business Combination, long-term equity incentive grants to NEOs included both stock options and RSUs. The Compensation Committee views stock options to be performance-based, as the stock option will have no value unless the Company’s stock price appreciates from the date of grant.
Other Benefits and Perquisites
We provide benefits to our NEOs on the same basis as provided to all of our employees, including health, dental and vision insurance, pet insurance, life insurance, accidental death and dismemberment insurance, short- and long-term disability insurance, and a Section 401(k) retirement plan.
COMPENSATION DECISIONS FOR FISCAL YEAR 2024
Base Salary
Base salary for two of our NEOs was increased for fiscal year 2024 based on a review of competitive market data and to continue to bring their base salary levels more in line with market group data. The following table sets forth the base salaries for our NEOs for fiscal year 2024:

Named Executive Officer	Base Salary FY23 ($)	Base Salary FY24 ($)
Matt Meeker	525,000	525,000
Zahir Ibrahim	525,000	550,000
Allison Koehler	330,000	375,000
Annual Incentive Opportunity
Under the fiscal year 2024 annual incentive program, the Compensation Committee established net revenue and adjusted EBITDA as the performance measures for determining payouts in order to focus management on our path to profitability. The thresholds for the net revenue and adjusted EBITDA performance goals to receive a payout under the annual incentive program were $510.0 million and negative $8.6 million, respectively.
For purposes of the annual cash incentive program, adjusted EBITDA is defined as net income (loss), adjusted to exclude: (1) interest income, (2) interest expense (3) depreciation and amortization expense, (4) stock-based compensation expense, (5) change in fair value of warrants and derivatives, (6) sales and use tax (income) expense, (7) restructuring charges related to reduction in force payments, (8) (gain) loss on extinguishment of debt, (9) duplicate rent expense incurred during the relocation of our corporate headquarters, (10) impairment of assets (11) transaction costs (12) demurrage fees related to freight, (13) technology transformation and (14) other items comprised of non-recurring retention payments to management, executive transition costs, warehouse restructuring costs, and legal settlements.
Following the end of the performance period, as part of its review of the Company’s financial performance against the goals established at the beginning of fiscal year 2024 and in accordance with its authority under the annual incentive program, the Compensation Committee considered whether the impact of any significant corporate events not contemplated at the time the targets were set should lead to an adjustment of any of the performance results. As a result, the Compensation Committee determined that it was appropriate to adjust the results for the adjusted EBITDA performance measure to exclude approximately $2.1 million of expenses primarily to related to legal fees and other business investments not anticipated at the time the performance goals were set.
For fiscal year 2024, the Compensation Committee established the following incentive opportunities for each of the NEOs based on a comparison with the competitive market. As noted above, the payout amounts for the various performance targets were set as follows: 50% payout for threshold performance; 100% payout for target performance; and 200% payout for performance at or above the maximum performance level.

BARK 2024 Proxy Statement	21

EXECUTIVE COMPENSATION	Table of Contents

Named Executive Officer	Target Incentive as a Percentage of Base Salary (%)	Target Incentive Payout ($)
Matt Meeker	100	525,000
Zahir Ibrahim	75	412,500
Allison Koehler	40	150,000
We achieved the threshold performance goal for adjusted EBITDA but not for net revenue for fiscal year 2024, therefore the NEOs received a partial payout for fiscal year 2024. As noted above, payouts under the annual incentive opportunity were comprised of eighty percent (80%) cash and twenty percent (20%) equity in the form of immediately vested and unrestricted shares of the Company. The payouts were:

Named Executive Officer	Shares ($)(1)	Cash ($)
Matt Meeker	28,350	126,000
Zahir Ibrahim	22,275	99,000
Allison Koehler	10,125	45,000
(1)The amounts reported in this column represent the portion of the bonus paid in fully vested shares, valued based on the stock price of $1.35 on May 30, 2024, the date the shares were settled.
Other Bonuses
In fiscal year 2024, certain of our NEOs received bonuses as follows:
•Pursuant to the terms of his January 2023 offer letter, which included a sign on bonus of $1,000,000 paid in quarterly installments, Mr. Ibrahim received bonus payments of $750,000, representing payment of $250,000 per quarter, in fiscal year 2024 based on his continued service through each of the payment dates.
•Ms. Koehler received a retention bonus amount of $150,000 subject to clawback if she did not remain with the Company through June 2024, the anniversary date of such bonus.
Long-term Equity Incentives
The following table sets forth the grant date fair value of awards of RSUs and stock options, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“ASC 718”), granted to our NEOs in fiscal year 2024. The grant levels were determined based on the competitive market and our historical compensation practices and the retentive value of outstanding equity awards. Each of the NEOs received an equity grant in fiscal 2024 as follows:

Named Executive Officer	Stock Options ($)(1)	RSUs ($)(2)
Matt Meeker	744,800	—
Zahir Ibrahim	—	540,000
Allison Koehler	—	204,000
(1)These options vest annually from the date of grant over three years.
(2)These RSUs generally vest 25% on the first anniversary of the date of grant, and then in substantially equal quarterly amounts over the remaining three years.
Other Benefits and Perquisites
Our NEOs participate in our corporate-wide benefit programs and are offered benefits that generally are commensurate with the benefits provided to all of our full-time employees, which includes participation in our qualified defined contribution plan.

22	2024 Proxy Statement BARK

Table of Contents	EXECUTIVE COMPENSATION
COMPENSATION DECISIONS FOR FORMER NEO
Mr. Sitaraman resigned as Chief Technology Officer in January 2024. Mr. Sitaraman did not receive any severance benefits or equity vesting in connection with his resignation. Mr. Sitaraman also forfeited his annual incentive opportunity.
For fiscal year 2024, Mr. Sitaraman's base salary was increased from $425,000 to $450,000 on April 4, 2023 and he received an equity grant on August 10, 2023 of RSUs with a grant date fair value of $330,000, which was forfeited in connection with his resignation. Mr. Sitaraman also received a retention bonus payment of $125,000 that was subject to claw back if Mr. Sitaraman did not remain with the Company through June 2024, which the Company waived the claw back requirement in recognition of his service and successful transition of his duties.
OUR COMPENSATION PROCESS
Role of the Compensation Committee
The Compensation Committee meets regularly with management, and in executive session without members of management present, to make decisions regarding our executive compensation programs and the compensation of our Chief Executive Officer and other executives. In making executive compensation decisions, the Compensation Committee reviews a variety of market data and information, including peer group and relevant industry information. The Chair of the Compensation Committee regularly reports on the committee’s actions to our Board.
The Compensation Committee’s responsibilities include the following:
•reviewing and making recommendations to the Board regarding the director compensation program and compensation of the Chief Executive Officer;
•approving overall compensation strategy;
•approving amounts and forms of executive compensation;
•approving goals and objectives to be considered in determining the compensation of the Chief Executive Officer and other executive officers;
•reviewing and approving annual and long-term incentive plans and benefit plans;
•reviewing and approving equity grants to employees; and
•approving on an annual basis, the compensation peer group.
Our Compensation Philosophy
Our compensation practices consist of the following, each of which the Compensation Committee believes reinforces our compensation objectives:

Checklist of Compensation Practices
✓	Rigorous target setting process for incentive metrics to align pay outcomes with performance	✗	We do not have excessive severance benefits
✓	Double-trigger vesting for equity awards in the event of a change in control	✗	No hedging or short sales and no pledging of our securities except in limited circumstances with approval
✓	Provide no executive-specific perquisites other than limited relocation benefits	✗	No tax gross ups related to change in control
✓	Regularly assess the risk-reward balance of our compensation programs in order to mitigate risk

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EXECUTIVE COMPENSATION	Table of Contents
Compensation is a key driver of attraction, engagement, and retention of employees at all levels and represents one of our largest controllable expenses. To support sound, equitable resource allocation decisions, and to comply with regulatory requirements, we have developed our compensation philosophy, which articulates the principles used to guide our compensation program design and inform compensation decisions.

Principles		Approach
Alignment	▶	Rewards designed to align to our business strategy, our mission and values, and our performance.
Competitiveness	▶	Our compensation programs are informed by external market data and trends and are designed to be appropriately competitive to allow us to attract, motivate, and retain top talent.
Performance	▶	Our compensation programs are designed to reward outstanding performance with compensation intended to be commensurate with performance.
Relevance	▶	Our compensation programs holistically consider and are designed to reflect our employees' needs and priorities and the reasons they join, stay, and give their all to BARK.
Equity	▶	Our compensation programs are designed to foster a culture of diversity, inclusion, and belonging, and support fair pay for all employees.
Purpose	▶	Each of our compensation programs has a specific purpose to meet a specific requirement in our total rewards portfolio.
Compensation Consultant
Although not retained directly by the Compensation Committee, Willis Towers Watson served as an advisor to the Company and the Compensation Committee for the entirety of fiscal year 2024.
During fiscal year 2024, Willis Towers Watson provided advice to the Company and the Compensation Committee with respect to the following:
•current trends and best practices in compensation design and program alternatives;
•providing and discussing peer group and survey data for competitive comparisons and, based on this information, offering recommendations on NEO compensation, including the Chief Executive Officer;
•offering recommendations, insights and perspectives on compensation-related matters; and
•assisting in designing executive compensation programs designed to be competitive and to align the interests of our executives with those of our stockholders.
Other than the executive compensation advisory services provided to management and the Compensation Committee, Willis Towers Watson did not provide any services to the Company with respect to fiscal year 2024.
Role of Management
Our Chief Executive Officer is present at Compensation Committee meetings, except when the Compensation Committee is in executive session or when his own compensation is being discussed. With regard to executive compensation, our Chief Executive Officer provides his evaluation of each executive’s compensation to the Compensation Committee and makes recommendations with respect to base salary, annual cash incentives, and long-term equity incentives for each of his direct reports. These recommendations are made after considering the peer group, other relevant data, and each executive’s responsibilities and performance and his or her impact to the organization. This recommendation is considered by the Compensation Committee, which then makes its own decision regarding the compensation for each NEO.

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Table of Contents	EXECUTIVE COMPENSATION
PEER GROUP
The Compensation Committee established a compensation peer group (the “Peer Group”) to be used in determining market competitiveness of our compensation programs.
To establish our Peer Group, the Compensation Committee evaluated the following considerations:

Consideration	Selection Guidance	Rationale
Industry	Same as BARK (or related/adjacent)	Typically reflects potential labor market competition and jobs of similar scope
Revenue	~0.25x to ~4.0x BARK	Revenue viewed as having the greatest correlation to cash compensation levels (holding other factors constant)
Market Capitalization	~0.25x to ~4.0x BARK	Market capitalization viewed as having the greatest influence on equity compensation levels (holding other factors constant)
Qualitative Factors	Examples: market cap./revenue multiple, revenue growth, IPO timing, the business model	Focus on company alignment and business model to refine group to peers meeting other criteria
During fiscal year 2024, the Compensation Committee reviewed the Company's Peer Group based on the considerations above. Based on this review, the Compensation Committee determined the Company's Peer Group for fiscal year 2024 as set forth below.(1)

Allbirds	PetMed Express
Boxed	Revolve Group
Build-A-Bear Workshop	SmileDirectClub
Duluth Holdings	Stitch Fix
Freshpet	The RealReal
Kirkland's	Vivid Seats
PetIQ	Warby Parker
(1)All of the peer companies above were added except Stitch Fix and Warby Parker. The following companies were removed from the Company's fiscal year 2023 peer group: 2U, Blue Nile, Cars.com, Carvana, Casper Sleep, Channel Advisor, Cimpress, Datadog, Etsy, Eventbrite, FarFetch, Liquidity Services, LivePerson, Lyft, Minted, MongoDB, Par Technology Corp, Paylocity, Rapid7, Rent The Runway, SeatGeek, Shopify, Shutterfly, Shutterstock, TaskRabbit, Vroom, Workiva, Yext, Zappos and Zazzle.
For roles where our Peer Group data is limited, the Compensation Committee also reviewed an evenly weighted blend of our proxy Peer Group data and supplemental market data from Radford Global Compensation Database composed of participating peer companies and relevant industries.

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EXECUTIVE COMPENSATION	Table of Contents
SEVERANCE AND CHANGE IN CONTROL
Our current NEOs, other than Mr. Meeker, are subject to severance and change in control agreement (the "Severance and Change in Control Agreement"), as further described below. We believe the benefits provided under the Severance and Change in Control Agreements are necessary to meet our objectives to:
•attract and retain top executive talent;
•ensure our executives remain objective and dedicated to the Company’s strategic objectives; and
•facilitate a smooth transition should a change in control occur.

Component	Change in Control Termination Event(1)
Salary Benefit	Twelve (12) months salary continuation
Bonus	Target annual incentive bonus
Equity	Full vesting acceleration
Health Benefits	COBRA subsidy equal to duration of salary benefit
(1)The change in control benefits are subject to a double trigger, meaning that both a change in control and a qualifying termination of employment must occur during three months prior to or within twelve months following such change in control. A qualifying termination of employment under the Severance and Change in Control Agreements means termination by the Company without cause or by the executive due to good reason.

Component	Severance
Salary Benefit	Six (6) months salary continuation
Bonus	None
Equity	Six (6) months vesting acceleration
Health Benefits	COBRA subsidy equal to duration of salary benefit
Mr. Meeker is not a party to a Severance and Change in Control Agreement and does not have any agreement in place entitling him to cash severance benefits.
In connection with the commencement of his employment, Mr. Ibrahim entered into a Severance and Change in Control Agreement providing for the same benefits as described above, but with certain modifications which the Compensation Committee approved in connection with the negotiation of the terms of his offer letter and after considering the input of the Company's compensation consultant at the time. In the event of an involuntary termination, Mr. Ibrahim will also receive: (i) a lump sum payment equal to his target annual incentive for the applicable year; and (iii) depending on his period of service with the Company, accelerated vesting of his outstanding equity awards (12 months of acceleration for terminations after his one-year anniversary but prior to his two-year anniversary with the Company and six months of acceleration for terminations after his second anniversary with the Company). In addition, in lieu of the benefits described above, in the event of an involuntary termination occurring six (6) months prior to, or eighteen (18) months after, a change in control, Mr. Ibrahim will receive: (i) a lump sum payment equal to two (2) times annual base salary plus the target annual bonus for the relevant fiscal year, (ii) full acceleration of all outstanding equity awards; and (iii) twenty four (24) months continued health insurance coverage under COBRA.
NO HEDGING OR PLEDGING
The Company has a policy that prohibits officers and directors from engaging in hedging transactions, such as the purchase or sale of puts or calls, or the use of any other derivative instruments. Officers and directors of the Company are also prohibited from holding Company securities in a margin account or pledging Company securities as collateral for a loan without the approval of the Company’s Compliance Officer.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
None of the Company’s officers currently serves, and in the past year has not served, (i) as a member of the compensation committee or the board of directors of another entity, one of whose officers served on the Compensation Committee, or (ii) as a member of the compensation committee of another entity, one of whose officers served on the Board.

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Table of Contents	EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE
The Compensation Committee has reviewed and discussed this CD&A with our management. Based on this review and discussion, the Compensation Committee recommended to our Board that the CD&A be included in this Proxy Statement, which will be incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended March 31, 2024.

The Compensation Committee Betsy McLaughlin (Chair) Michele Meyer

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EXECUTIVE COMPENSATION TABLES
FISCAL YEAR 2024 SUMMARY COMPENSATION TABLE
The following table shows information regarding the compensation of our NEOs for services performed in fiscal 2024 and, to the extent applicable by SEC disclosure rules, fiscal years 2023 and 2022.

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(4)	Total ($)
Matt Meeker	2024	525,000	—	31,500	744,800	126,000	22,224	1,449,524
Chief Executive Officer	2023	519,231	—	—	708,561	—	—	1,227,792
	2022	375,000	57,692	—	—	—	—	432,692
Zahir Ibrahim(5)	2024	545,192	750000	564,750	—	99,000	27,574	1,986,516
Chief Financial Officer	2023	109,038	545312	1,432,500	953,250	—	130	3040230
Allison Koehler	2024	366,346	150,000(6)	215,250	—	45,000	455	777,051
General Counsel	2023	328,077	42500	—	—	—	—	370,577
	2022	94,769	194,363	843,751	102,864	—	—	1,235,747
Nari Sitaraman(12)	2024	371,346	125,000(13)	330,000	—	—	11,250	838,198
Chief Technology Officer	2023	423,077	—	1,725,000	376,822	—	780	2,525,679
	2022	273,145	326,453	1,250,001	931,178	—	10,012	2,780,777
(1)Amounts reported in this column reflect the base salaries earned during the applicable year.
(2)Amounts reported in this column for fiscal year 2024 reflect the aggregate grant date fair value of RSUs and vested shares awarded in fiscal year 2024, including the portion of the annual incentive that was awarded in fully vested shares. The amounts reported in this column are computed in accordance with ASC 718 based on the Company’s stock price on the date of grant, with the annual incentive share awards valued at the time the performance measures for the annual incentive program were approved based on the probable achievement of the performance goals at that time and the stock price as of such date. These amounts reflect our calculation of the accounting value of these awards, and do not necessarily correspond to the actual value that may ultimately be realized by the NEOs.
(3)Amounts reported in this column for fiscal year 2024 reflect the aggregate grant date fair value of stock options awarded in fiscal year 2024, computed in accordance with ASC 718. The amounts reported in this column reflect our calculation of the accounting value of these awards, and do not necessarily correspond to the actual value that may ultimately be realized by the NEOs. See footnote 9 —Stock-Based Compensation Plans to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2024 for a discussion of the relevant assumptions used in calculating these amounts.
(4)Includes primarily matching funds for the Company's 401(k) program. This amount also included $4,083 in pet health insurance premiums for Mr. Ibrahim.
(5)Mr. Ibrahim commenced employment with the company on January 3, 2023.
(6)Ms. Koehler received retention bonuses of $150,000 that were subject to claw back if Ms. Koehler did not remain with the Company through June 2024.
(7)Mr. Sitaraman terminated employment with the Company on January 19, 2024.
(8)Mr. Sitaraman received a retention bonus payment of $125,000 that was subject to claw back if Mr. Sitaraman did not remain with the Company through June 2024, which the Company waived in recognition of his service and successful transition of his duties.

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Table of Contents	EXECUTIVE COMPENSATION
FISCAL YEAR 2024 GRANTS OF PLAN-BASED AWARDS TABLE
The following table provides information on plan-based awards made during fiscal year ended 2024 to our NEOs.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Stock Options (#)(4)	Exercise of base price of Stock Option Awards ($/Sh)(5)	Grant Date Fair Value of Stock Options and RSUs ($)(6)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Matt Meeker	—	209,600	420,000	840,000	—	—	—	—	—	—	—
	—	—	—	—	34,933	70,000	140,000	—	—	—	—
	8/16/23	—	—	—	—	—	—	—	980,000	1.18	1,156,400
Zahir Ibrahim	—	164,800	329,600	659,200	—	—	—	—	—	—	—
	—	—	—	—	27,467	54,933	109,867	—	—	—	—
	8/10/23	—	—	—	—	—	—	450,000	—	—	540,000
Allison Koehler	—	60,000	120,000	240,000	—	—	—	—	—	—	—
	—	—	—	—	10,000	20,000	40,000	—	—	—	—
	8/10/23	—	—	—	—	—	—	170,000	—	—	204,000
Nari Sitaraman	—	112,500	22,500	450,000	—	—	—	—	—	—	—
	8/10/23	—	—	—	—	—	—	275,000	—	—	330,00
(1)Represents the threshold, target, and maximum cash portion of the annual incentive opportunity under the fiscal year 2024 annual incentive program.
(2)Represents the threshold, target, and maximum equity portion of the annual incentive opportunity under the fiscal year 2024 annual incentive program. Following the conclusion of the fiscal year, the Company issued fully vested shares to the recipients for the portion of the annual incentive program to be settled in equity. These awards were valued based on the stock price of $1.50 on July 13, 2023, the date the performance metrics were approved.
(3)Each RSU award was granted under our 2021 Equity Incentive Plan, with each RSU award vesting 25% on the first anniversary of the vesting commencement date and in 12 equal installments on a quarterly basis thereafter. The vesting commencement date was the date of grant. Vesting will occur only if the NEO is continuously employed by the Company on the applicable vesting date, except a portion of the RSU award may vest in cases involving termination without cause or resignation for good reason following a change in control. See “Executive Compensation—Fiscal Year 2024 Potential Payments Upon Termination, Change in Control and Death or Disability.”
(4)Except for Mr. Meeker's award, each option award was granted under our 2021 Equity Incentive Plan, with each option award vesting 25% on the first anniversary of the vesting commencement date and in 12 equal installments on a quarterly basis thereafter. Mr. Meeker's option award vests 25% on the first anniversary of the date of grant and in two equal annual installments thereafter. Vesting will occur only if the NEO is continuously employed by the Company, except a portion of the option award may vest in cases involving termination without cause or resignation for good reason following a change in control. See “Executive Compensation—Fiscal Year 2024 Potential Payments Upon Termination, Change in Control and Death or Disability.”
(5)The exercise price was determined using the closing price of the Company’s common stock on the grant date.
(6)This column represents the aggregate grant date fair value of RSU, fully vested share and option awards granted to the NEOs, each computed in accordance with ASC 718. The grant date fair value for RSU awards granted in fiscal year ended 2024 was determined using the closing price of the Company’s common stock on the grant date multiplied by the number of shares subject to the award. For the grant date fair value of the fully vested share awards granted as part of the annual incentive program, the amount is valued based on the probable achievement of the performance conditions as of the date the performance measures were approved and the closing stock price as of such date. See footnote 9 —Stock-Based Compensation Plans to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2024 for a discussion of the relevant assumptions used in calculating these amounts for the option awards.

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EXECUTIVE COMPENSATION	Table of Contents
FISCAL YEAR 2024 OUTSTANDING EQUITY AWARDS AT FISCAL-YEAR END TABLE
The following table presents information regarding the outstanding stock options and RSUs held by each of our NEOs as of March 31, 2024. Nari Sitaraman left the Company on January 19, 2024 and forfeited all of his then-outstanding equity awards and is excluded from this table.

	Option Awards							Stock Awards
Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)(1)
Matt Meeker	4/15/22	4/10/2022(2)	—	—	600,000	3.31	4/14/32	—	—
	8/16/23	8/16/23(3)	—	980,000	—	1.18	8/15/33	—	—
Zahir Ibrahim	1/17/23	1/10/23(4)	—	750,000	—	1.91	1/17/33	—	—
	1/17/23	1/10/2023(4)	—	—	—	—	—	562,500	697,500
	8/10/23	8/10/23(5)	—	—	—	—	—	450,000	558,000
Allison Koehler	2/22/22	12/15/21(6)	36,562	28,438	—	2.87	2/21/32	—	—
	2/22/22	12/15/21(6)	—	—	—	—	—	128,621	159,490
	8/10/23	8/10/23(7)	—	—	—	—	—	162,500	102,500
(1)The amount represents the number of unvested RSUs as of March 28, 2024 multiplied by the closing stock price of $1.24 as of such date.
(2)These stock options will vest based on achievement of stock price targets of the Company's common stock. The right to purchase 200,000 shares of common stock under the options vests when the stock price meets or exceeds $8.00 per share for 30 consecutive days, the right to purchase 200,000 shares of common stock under the options vest when the stock price meets or exceeds $12.00 per share for 30 consecutive days, and the right to purchase 200,000 shares of common stock under the options vests when the stock price meets or exceeds $16.00 per share for 30 consecutive days.
(3)These stock options vest over a 3-year period in 3 substantially equal annual installments after August 16, 2023.
(4)These stock options and RSUs will vest 25% on January 10, 2024 and the remainder shall vest quarterly in 12 substantially equal installments after January 10, 2024.
(5)These RSUs will vest 25% on August 10, 2024 and the remainder shall vest quarterly in 12 substantially equal installments after August 10, 2024.
(6)These stock options and RSUs vested 25% on December 15, 2022 and the remainder shall vest monthly in 36 substantially equal monthly installments after December 15, 2022.
(7)These RSUs vested 25% on August 10, 2024 and the remainder shall vest quarterly in 12 substantially equal installments after August 10, 2024.

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Table of Contents	EXECUTIVE COMPENSATION
FISCAL YEAR 2024 OPTION EXERCISES AND STOCK VESTED TABLE
The following table sets forth the number of shares of the Company’s common stock acquired by NEOs through stock option exercises and upon the vesting of RSUs for the fiscal year ended 2024. The table presents the value realized upon such exercises or vesting, as calculated, in the case of stock options, based on the difference between the closing price of the Company’s common stock on the date of exercise (or, in the event the date of the exercise occurs on a holiday or weekend, the closing price of the Company’s common stock on the immediately preceding trading day) and the option exercise price and, in the case of RSUs, based on the closing price per share of the Company’s common stock on the vesting date (or, in the event the vesting date occurs on a holiday or weekend, the closing price of the Company’s common stock on the immediately preceding trading day).

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Matt Meeker(1)	—	—	21,000	28,350
Zahir Ibrahim(2)	—	—	204,000	194,775
Allison Koehler(3)	—	—	88,497	103,009
Nari Sitaraman(4)	—	—	228,908	272,601
(1)Mr. Meeker received 21,000 immediately vested shares on May 30, 2024 under the Company's annual incentive opportunity, which were vested as of our fiscal year end, which were vested as of our fiscal year end.
(2)Mr. Ibrahim's RSUs were granted on January 17, 2023 with a vesting commencement date of January 10, 2023, which vested 25% on January 10, 2024, and thereafter quarterly in twelve substantially equal installments. This amount includes the fair market value of these RSUs based on the Company’s stock price on each vesting date. Mr. Ibrahim also received 16,500 immediately vested shares on May 30, 2024 under the Company's annual incentive opportunity, which were vested as of our fiscal year end.
(3)Ms. Koehler's RSUs were granted on (i) December 15, 2021 with a vesting commencement date of December 15, 2021, which vested 25% on December 15, 2022, and thereafter monthly in thirty six substantially equal installments, and (ii) August 10, 2023, which vested 25% immediately on August 10, 2023, and thereafter quarterly in twelve substantially equal installments. This amount includes the fair market value of these RSUs based on the Company’s stock price on each vesting date. Ms. Koehler also received 7,500 immediately vested shares on May 30, 2024 under the Company's annual incentive opportunity, which were vested as of our fiscal year end.
(4)Mr. Sitaraman's RSUs were granted on (i) August 11, 2021 with a vesting commencement date of July 12, 2021, vested 25% on July 12, 2022, and thereafter monthly in thirty six substantially equal installments, (ii) April 11, 2022 with a vesting commencement date of April 10, 2022, vested 25% on April 10, 2023, and thereafter quarterly in twelve substantially equal installments, and (iii) April 11, 2022 with a vesting commencement date of April 10, 2022, vested 25% on April 10, 2023, and thereafter quarterly in six substantially equal installments. This amount includes the fair market value of these RSUs based on the Company’s stock price on each vesting date.

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EXECUTIVE COMPENSATION	Table of Contents
FISCAL YEAR 2024 POTENTIAL PAYMENTS UPON TERMINATION, CHANGE IN CONTROL AND DEATH OR DISABILITY
The table below reflects the value of compensation and benefits that would become payable to each of the NEOs if the NEO were terminated (i) without cause or for good reason; or (ii) without cause or for good reason in connection with a change in control (or, for options granted under our 2021 Equity Incentive Plan, a stock sale); on March 31, 2024, with the value of any equity vesting based on the Company’s closing stock price of $1.24 on March 28, 2024, the last trading day of fiscal year 2024. In the case of Mr. Meeker, these amounts are based upon the terms of his stock option agreement applicable to his outstanding and unvested equity awards as of such date. In the case, of Mr. Ibrahim and Ms. Koehler, these amounts are based upon the terms of the Severance and Change in Control Agreements and the equity award agreements for each of their respective outstanding and unvested equity awards as of such date. These benefits are in addition to the benefits under then-exercisable stock options and the benefits available generally to salaried employees, such as distributions under the Company’s broad based 401(k) plan.
The actual amounts that would be paid in such circumstances can be determined only at the time of any such event. Due to a number of factors that affect the nature and amount of any benefits provided upon such an event, any actual amounts paid or distributed may be higher or lower than reported below. Factors that could affect these amounts include the timing during the year of any such event and the Company’s stock price.
Severance(1)

Name	Cash Severance(3) ($)	Benefit Continuation(4) ($)	Options ($)	RSUs ($)	Total(5) ($)

Matt Meeker(2)	—	—	—	—	—
Zahir Ibrahim	687,500	9,920	—	543,750	1,241,170
Allison Koehler	187,500	4,908	—	53,286	245,694
(1)This table represents amounts due in the event of a termination without cause or for good reason.
(2)Mr. Meeker is not a party to the Severance and Change in Control Agreement and is otherwise not eligible for severance benefits.
(3)Under the terms of the Severance and Change in Control Agreements, participating NEOs are eligible to receive six months of base salary continuation. Mr. Ibrahim will also receive a lump sum payment equal to his target annual bonus for the relevant fiscal year.
(4)Under the terms of the Severance and Change in Control Agreements, participating NEOs are eligible to receive six months of COBRA reimbursements. Amounts are calculated based on the cost of providing these benefits to the NEOs as of March 31, 2024.
(5)Except for Mr. Ibrahim, these amounts are calculated based on six (6) months of vesting for these awards. Mr. Ibrahim will receive twelve (12) months accelerated vesting if such termination occurs after his first anniversary of employment and prior to his second anniversary of employment, and six (6) months accelerated vesting if such termination occurs after his second anniversary of employment. For Mr. Ibrahim, this amount is calculated based on twelve (12) months accelerated vesting based on an assumed termination date of March 31, 2024.

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Table of Contents	EXECUTIVE COMPENSATION
Qualifying Termination in Connection with a Change in Control(1)

Name	Cash Severance(2) ($)	Benefit Continuation(3) ($)	Options(4) ($)	RSUs(4) ($)	Total ($)

Matt Meeker(5)	—	—	—	—	—
Zahir Ibrahim	962,000	39,680	—	1,255,500	2,257,180
Allison Koehler	375,000	9,816	—	143,837	528,653
(1)Except for Mr. Ibrahim, this table represents amounts due in the event of a termination without cause or for good reason within three (3) months prior to, or twelve (12) months following, a Change in Control (as defined in the Severance and Change in Control Agreement). For Mr. Ibrahim, this table represents amounts due in the event of a termination without cause or for good reason within six (6) months prior to, or eighteen (18) months following, a Change in Control.
(2)Except for Mr. Ibrahim, under the terms of the Severance and Change in Control Agreements, participating NEOs are eligible to receive twelve months of base salary continuation. Mr. Ibrahim is eligible to receive a lump sum equal to twenty four months of base salary plus the target annual bonus for the year.
(3)Except for Mr. Ibrahim, under the terms of the Severance and Change in Control agreements, participating NEOs are eligible to receive twelve months of COBRA reimbursements. Mr. Ibrahim is eligible to receive twenty four months of COBRA reimbursements. Amounts are calculated based on the cost of providing these benefits to the NEOs as of March 31, 2024.
(4)These amounts are calculated based on fully accelerated vesting of all awards.

Death and Disability
We offer life and accidental death insurance as well as short- and long-term disability insurance through our benefits program. There is no acceleration of any equity awards upon death. Vesting of equity awards continues for employees on short-term disability as such individuals remain employed with the Company during their period of short-term disability. For an employee on short-term disability, we continue to pay the company’s portion of the employee’s benefits.
Former NEO
Mr. Sitaraman received no benefits in connection with his departure.
RISKS RELATED TO COMPENSATION POLICIES AND PRACTICES
When determining our compensation policies and practices, the Compensation Committee considers various matters relevant to the development of a reasonable and prudent compensation program, including whether the policies and practices are reasonably likely to have a material adverse effect on us. We believe that the mix and design of our executive compensation plans and policies do not encourage management to assume excessive risks and are not reasonably likely to have a material adverse effect on us.

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EXECUTIVE COMPENSATION	Table of Contents
PAY VERSUS PERFORMANCE
Provided below is the Company’s “Pay Versus Performance” disclosure as required pursuant to Item 402(v) of Regulation S-K under the Exchange Act. As a smaller reporting company, we are allowed to comply with scaled back requirements under the pay versus performance rules. As such and in accordance with such rules, we have excluded the disclosure regarding a peer group’s TSR, a company-selected measure as well as the list of the list of the most important compensation measures used to determine our NEOs’ compensation.
As required by Item 402(v), we have included:
•A table that compares the total compensation of our NEOs as presented in the Summary Compensation Table (“SCT”) for each year to pay calculated in accordance with Item 402(v) (referred to as “Compensation Actually Paid” or “CAP”) and that compares CAP to specified performance measures;
•Narratives that describe:
◦the relationship between CAP and our TSR; and
◦the relationship between CAP and Net Loss.
This disclosure has been prepared in accordance with Item 402(v) and does not necessarily reflect value actually realized by the NEOs or how the Compensation Committee evaluates compensation decisions in light of Company or individual performance. In particular, the Compensation Committee does not use CAP as a basis for making compensation decisions. Please refer to the "Compensation Discussion and Analysis" section of this Proxy Statement for a discussion of our executive compensation program objectives and the ways in which we design our program to align executive compensation with Company performance.

Fiscal Year(1)(2)	Summary Compensation Table Total for Meeker ($)	Summary Compensation Table Total for Joneja ($)	Compensation Actually Paid to Meeker ($)	Compensation Actually Paid to Joneja ($)	Average Summary Compensation Table Total for non-PEO NEOs ($)	Average Compensation Actually Paid to non-PEO NEOs ($)	Value of Initial Fixed $100 Investment Based on:(3)	Net Loss (in thousands) ($)
							Total Stockholder Return ($)
2024	1,449,524	—	1,507,964	—	1,200,588	1,241,233	116.94	(37,010)
2023	1,227,792	—	871,462	—	1,536,159	637,825	11.46	(61,519)
2022	432,692	4,643,141	(2,639,437)	25,181,223	928,518	(568,608)	29.95	(68,299)
(1)During Fiscal Year 2022, Mr. Joneja served as our Principal Executive Officer (‘‘PEO’’) until January 10, 2022 when Mr. Meeker resumed the role of our PEO. Our other NEOs for the applicable fiscal years were as follows:
•Fiscal Year 2024: Mr. Ibrahim, Ms. Koehler, Mr. Sitaraman
•Fiscal Year 2023: Mr. Ibrahim, Ms. Koehler, Mr. Sitaraman, Ms. Gustafson, Mr. Richburg and Mr. Yeaton
•Fiscal Year 2022: Ms. Koehler, Mr. Richburg, Mr. Sitaraman, Mr. Novotny, Mr. Toth and Mr. Yeaton

34	2024 Proxy Statement BARK

Table of Contents	EXECUTIVE COMPENSATION
(2)The Summary Compensation Table totals reported for our PEOs and the average of the Non-PEO NEOs for each year were subject to the following adjustments per Item 402(v)(2)(iii) of Regulation S-K to calculate “Compensation Actually Paid”:

	2024			2023			2022
	Meeker ($)	Joneja ($)	Average for other NEOs ($)	Meeker ($)	Joneja ($)	Average for other NEOs ($)	Meeker ($)	Joneja ($)	Average for other NEOs ($)
Summary Compensation Table Total	1,449,524	—	1,200,588	1,227,792	—	1,536,159	432,692	4,643,141	928,518
Adjustments
Deduction for amount reported under the "Stock Awards" and "Option Awards" Columns of the Summary Compensation Table	(776,300)	—	(370,000)	(708,561)	—	(1,164,876)	—	(3,215,608)	(521,299)
Increase/deduction for the inclusion of Rule 402(v) Equity Values(*):
Fiscal year end fair value of awards granted during covered fiscal year	842,800	—	369,933	57,600	—	311,250	—	—	365,657
Change in covered fiscal year end fair value (compared to prior fiscal year end fair value) of outstanding and unvested awards granted in prior fiscal years	(36,410)	—	(160,265)	(237,799)	—	(90,094)	(5,580,116)	—	(1,746,684)
Fair value as of vesting date of awards granted and vested in the same fiscal year	—	—	—	—	—	18,680	—	—	91,656
Fair value as of vesting date of awards granted in prior fiscal years	28,350	—	200,977	532,430	—	26,706	2,507,987	23,753,690	313,544
Fair value at the end of the prior fiscal year of awards granted in any prior fiscal years that failed to meet vesting conditions in the covered fiscal year	—	—	—	—	—	—	—	—	—
Total	58,440	—	40,645	352,231	—	266,542	(3,072,129)	23,753,690	(975,827)
COMPENSATION ACTUALLY PAID	1,507,964	—	1,241,233	871,462	—	637,825	(2,639,437)	25,181,223	(568,608)
(*) Compensation Actually Paid excludes the Stock Awards and Option Awards columns from the relevant fiscal year’s Summary Compensation Table total. The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable fiscal year. The Rule 402(v) Equity Values reflect the aggregate of the following components, as applicable: (i) add the fair value as of the end of the covered fiscal year of all awards granted in the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year; (ii) add the amount equal to the change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year; (iii) add, for awards that are granted and vest in the same fiscal year, the fair value as of the vesting date; (iv) add the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year, and (v) subtract, for any awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year, the amount equal to the fair value at the end of the prior fiscal year. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant or the Company’s approach to valuation employed in its financial statements. Any awards subject to performance-based vesting conditions are valued based on the attainment level as of the applicable vesting date or, in the case of awards that remain subject to performance conditions as of the end of the applicable fiscal year, based on the probably level of achievement as of such date.
(3)The Company TSR reflects the cumulative total stockholder return on our common stock, assuming an initial investment of $100 in our common stock at the market close on December 18, 2020, which was the first day on which our common stock commenced trading on its own, through March 31, 2024, the last business day of our 2024 fiscal year.
Relationship Between Compensation Actually Paid and TSR and Net Loss
As discussed in “Compensation Discussion and Analysis” section of this Proxy Statement, our executive compensation program is designed to drive sustained meaningful profitable growth and stockholder value creation. We believe our executive compensation programs are well designed and aligned to stockholder interests.
Northern Star Acquisition Corp., a special purpose acquisition company, commenced trading on the NYSE on December 18, 2020. On June 1, 2021, Northern Star Acquisition Corp. completed its acquisition of Barkbox, Inc. (“Barkbox”), resulting in the trading of BARK, Inc. on the NYSE. The CAP for each of our NEOs is reflective of our stock price performance over this timeframe as Barkbox evolved from a private company as of fiscal year end 2021 and part of fiscal year 2022 to a publicly-traded company on June 1, 2021, with the stock price then fluctuating as a publicly-traded company and ultimately decreasing 82% cumulatively by fiscal year end 2024. Our management team also evolved over this time, with the CAP impacted by compensation decisions made in connection with the recruitment of members of our management team as well as separations.

BARK 2024 Proxy Statement	35

EXECUTIVE COMPENSATION	Table of Contents
•Relationship Between Compensation Actually Paid to our PEO and the Average Compensation Actually Paid to the Non-PEO NEOs and the Company’s Cumulative TSR. Mr. Meeker's CAP fluctuated from a negative $2,639,437 in fiscal year 2022 to $1,570,964 in fiscal year 2024. These fluctuations were primarily the result of volatility in the price of our common stock prior to, and after, the Business Combination as well as the timing of the Business Combination. The Average CAP for the Non-PEO NEOs in fiscal year 2022 was a negative $568,608 compared to a positive $637,825 in fiscal year 2023 and $1,241,233 in fiscal year 2024. There is no discernible relationship between the CAP for our CEO and the CAP for the Non-PEO NEOs.
•Relationship Between Compensation Actually Paid to our PEO and the Average of the Compensation Actually Paid to the Non-PEO NEOs and our Net Loss. Net income/(loss) is not a component of our executive compensation program. Our Net Loss improved by 9.9% from fiscal year 2022 to fiscal year 2023 and and additional 40% from fiscal year 2023 to fiscal year 2024, which was the result of the Company successfully navigating the changing market environment and macro economic factors. As described above, Mr. Meeker's CAP fluctuated from negative in fiscal year 2022 to positive in fiscal year 2023 and fiscal year 2024, with such fluctuations driven primarily by fluctuations in our stock price during the applicable period. The Average CAP for the Non-PEO NEOs in fiscal year 2022 was a negative $568,608 and a positive $637,825 in fiscal year 2023 increasing to $1,241,233 in fiscal year 2024, with such fluctuations driven primarily by fluctuations in our stock price during the applicable period.

36	2024 Proxy Statement BARK

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information for fiscal year ended March 31, 2024 regarding the number of shares of our common stock that may be issued under our equity compensation plans.

	A	B	C
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (#)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A) (#)
Equity Compensation Plans Approved by Security Holders	24,391,894(1)	2.52	14,909,071(3)
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	24,391,894	2.52	14,909,071
(1)Includes 12,113,905 shares issuable pursuant to outstanding stock options and 12,277,989 shares issuable pursuant to outstanding RSUs under our 2021 Equity Incentive Plan and 2011 Stock Incentive Plan.
(2)Only option awards were used in computing the weighted-average exercise price.
(3)Includes 4,231,582 shares available for issuance under our Employee Stock Purchase Plan (“ESPP”). The ESPP provides the opportunity for eligible employees to acquire shares of our common stock at a 15% discount.

BARK 2024 Proxy Statement	37

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
In addition to the executive officer and director compensation arrangements discussed in the section titled “Executive Compensation,” we describe below the transactions since April 1, 2022 to which we have been a participant, in which the amount involved in the transaction exceeds or will exceed $120,000 and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of, or person sharing a household with, any of these individuals, had or will have a direct or indirect material interest.
POLICIES AND PROCEDURES FOR RELATED PARTY TRANSACTIONS
Our Audit Committee has the primary responsibility for the review, approval and oversight of any “related party transaction,” which is any transaction, arrangement or relationship (or series of similar transactions, arrangements or relationships) in which we are, were or will be a participant and the amount involved exceeds $120,000, and in which the related person has, had or will have a direct or indirect material interest. We have adopted a written related party transaction policy. Under our related party transaction policy, our management is required to submit any related party transaction not previously approved or ratified by our Audit Committee to our Audit Committee. In approving or rejecting the proposed transactions, our Audit Committee takes into account all of the relevant facts and circumstances available.
During the fiscal year ended March 31, 2024, the Audit Committee approved our repurchase of 300,000 shares of the Company’s common stock for $0.3 million from Joanna Coles, a member of our Board.
Business Combination
On June 1, 2021 (the “Closing Date”), Northern Star Acquisition Corp. (“Northern Star”) completed the acquisition of Barkbox. On November 27, 2020, Barkbox issued 5.50% convertible senior secured notes due 2025 (the "Convertible Notes") to Magnetar Capital, LLC, with a principal amount of $75.0 million pursuant to a note purchase agreement and which 2025 Convertible Notes are subject to the terms of an indenture, dated November 27, 2020, between Barkbox and U.S. Bank National Associate, as trustee and collateral agent. The 2025 Convertible Notes bear interest at the annual rate of 5.50%, payable entirely in payment-in-kind annually on December 1st of each year commencing on December 1, 2021, compounded annually. The 2025 Convertible Notes remain outstanding, see footnote 6 — Debt to our consolidated financial statements set forth in our Annual Report on Form 10-K for the fiscal year ended March 31, 2024.
Registration Rights Agreement
Prior to the Closing Date, holders of founders shares and private warrants of Northern Star, along with certain stockholders of Barkbox, entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which they were granted certain rights to have registered, in certain circumstances, for resale under the Securities Act, certain shares of our common stock held by them, subject to certain conditions set forth therein. The Registration Rights Agreement remains outstanding and is filed as an exhibit to the Annual Report.
INDEMNIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS
We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements and our Amended and Restated Bylaws require us to indemnify our directors to the fullest extent not prohibited by Delaware General Corporation Law. Subject to very limited exceptions, our Amended and Restated Bylaws also require us to advance expenses incurred by our directors and officers.

38	2024 Proxy Statement BARK

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our common stock as of July 16, 2024 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock:
•each person known by us to be the beneficial owner of more than 5% of our common stock;
•each of our executive officers and directors; and
•all of our executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Percentage of beneficial ownership is based on 178,929,244 shares of our common stock outstanding as of July 16, 2024.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of BARK common stock beneficially owned by them and the address of each beneficial owner listed in the table below is c/o BARK, Inc., 120 Broadway, 12th Floor, New York, NY 10271.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (#)(1)	Percentage of Outstanding Shares (%)
Directors and Named Executive Officers
Matt Meeker(2)	11,628,835	6.4
Larry Bodner	—	—
Paulette Dodson(3)	277,778	*
Jim McGinty(4)	217,471	*
Betsy McLaughlin(5)	814,973	*
Michele Meyer(6)	277,778	*
Henrik Werdelin(7)(13)	126,432,364	7.0
Zahir Ibrahim(8)	807,817	*
Allison Koehler(9)	228,113	*
Nari Sitaraman	176,294	*
All executive officers and directors as a group (11 individuals)(10)	26,834,279	14.7

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (#)(1)	Percentage of Outstanding Shares (%)
5% Beneficial Holders
Entities affiliated with RRE Ventures(11)	20,267,671	11.3
Carly Strife(12)	10,691,044	6.0
Prehype Ventures LLC(13)	11,040,385	6.2
Jon Ledecky(14)	9,053,838	5.0
*Less than 1%.
(1)Shares shown in this table include shares held in the beneficial owner’s name or jointly with others, or in the name of a bank, nominee or trustee for the beneficial owner’s account.

BARK 2024 Proxy Statement	39

Table of Contents	SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT
(2)Includes options to purchase 1,638,052 shares of common stock held by Mr. Meeker that may be exercised within 60 days of July 16, 2024.
(3)Includes 277,778 RSUs that vested on May 11, 2024, for which Ms. Dodson elected to defer settlement until such time as she ceases to serve on the Board.
(4)Includes (i) 36,363 RSUs that vested on August 11, 2022 and 36,363 RSUs that vested on May 10, 2023, for which Mr. McGinty elected to defer settlement until such time as he ceases to serve on the Board and (ii) 84,745 RSUs that will vest within 60 days of July 16, 2024.
(5)Includes (i) 36,064 RSUs that vested on August 11, 2022 and 36,363 RSUs that vested on May 10, 2023, for which Ms. McLaughlin elected to defer settlement until such time as she ceases to serve on the Board and (ii) 84,745 RSUs that will vest within 60 days of July 16, 2024.
(6)Includes 277,778 RSUs that vested on May 11, 2024, for which Ms. Meyer elected to defer settlement until such time as she ceases to serve on the Board.
(7)Includes options to purchase 986,756 shares of common stock held by Mr. Werdelin that may be exercised within 60 days of July 16, 2024.
(8)Includes (i) options to purchase 281,250 shares of common stock held by Mr. Ibrahim that may be exercised within 60 days of July 16, 2024 and (ii) 112,500 restricted stock units held by Mr. Ibrahim that will settle within 60 days of July 16, 2024.
(9)Includes (i) options to purchase 44,687 shares of common stock held by Ms. Koehler that may be exercised within 60 days of July 16, 2024 and (ii) 51,000 restricted stock units held by Ms. Koehler that will settle within 60 days of July 16, 2024.
(10)Includes (i) options to purchase 2,950,745 shares of common stock that may be exercised within 60 days of July 16, 2024 and (ii) 163,500 restricted stock units that will vest within 60 days of July 16, 2024.
(11)Represents (i) 3,955,108 shares of common stock held by RRE Leaders Fund, L.P. and (ii) 16,312,563 shares of common stock held by RRE Ventures V, L.P. RRE Leaders GP, LLC is the general partner of RRE Leaders Fund, L.P. and has shared voting and dispositive power with respect to the shares held by RRE Leaders Fund, L.P. RRE Ventures GP V, LLC is the general partner of RRE Ventures V, L.P. and has shared voting and dispositive power with respect to the shares held by RRE Ventures V, L.P. Each of James D. Robinson IV, Stuart J. Ellman and William D. Porteous is a managing member of RRE Leaders GP, LLC and RRE Ventures GP V, LLC and has shared voting and dispositive power with respect to the shares of held by RRE Leaders Fund, L.P. and RRE Ventures V, L.P. The business address for each of these entities and individuals is 130 E 59th St., Floor 17, New York, NY 10022. The foregoing information was derived solely from a Schedule 13G filed by the reporting persons with the SEC on June 11, 2021, with additional information from the Company's records.
(12)Represents (i) 10,035,852 shares of common stock held by the Carly J. Strife, and (ii) 655,692 shares held by the Carly J. Strife Family Trust of which Ms. Strife is a beneficiary. Ms. Strife has sole voting and dispositive power with respect to these shares. The foregoing information was based on a Schedule 13D filed by Ms. Strife on June 11, 2021, with additional information in the Company’s records.
(13)Henrik Werdelin is the managing member of Prehype Ventures LLC and has sole voting and investment power with regard to the shares held by Prehype Ventures LLC. The foregoing information was derived solely from a Schedule 13D filed by the reporting persons with the SEC on June 11, 2021. The business address for Prehype Ventures LLC is 145 Bergen Street, #1, Brooklyn, NY 11217.
(14)Includes 4,558,000 shares of common stock issuable upon exercise of warrants which are currently exercisable. Represents shares held by Mr. Ledecky in his individual capacity and shares held by Ironbound Partners Fund, LLC. Mr. Ledecky is the Managing Member of Ironbound Partners Fund, LLC. Notwithstanding his dispositive and voting control over such shares, Mr. Ledecky disclaims beneficial ownership of the shares of Issuer common stock held by Ironbound Partners Fund, LLC, except to the extent of his pecuniary interest therein. The address for Mr. Ledecky is c/o Graubard Miller, 405 Lexington Avenue, 44th Floor, New York, NY 10174. The foregoing information was based on a Schedule 13D/A filed by Mr. Ledecky on July 17, 2024.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers, and holders of more than 10% of our common stock to file reports regarding their ownership and changes in ownership of our securities with the SEC and to furnish us with copies of all Section 16(a) reports that they file. We believe that during the fiscal year ended March 31, 2024, our directors, executive officers, and holders of more than 10% of our common stock complied with all applicable Section 16(a) filing requirements, except for (i) a Form 3, filed on May 9, 2023, for Ms. Meyer, and a Form 3 and Form 4, each filed on June 14, 2024 for Mr. Black, in each case filed late due to unusually long EDGAR turnaround times for SEC codes, and (ii) Form 4s, filed on April 17, 2023 and October 12, 2023 for Mr. Sitaraman, filed on November 14, 2023 for Mr. Bodner, filed on July 3, 2023 for Ms. Coles, and filed on September 5, 2023 and September 29, 2023 for Mr. Kamenetzky, in each case due to administrative delays, either internally or involving third-party brokers. In making this statement, we have relied upon a review of the copies of Section 16(a) reports furnished to us and the written representations of our directors, executive officers, and holders of more than 10% of our common stock.

40	2024 Proxy Statement BARK

QUESTIONS AND ANSWERS
THE INFORMATION PROVIDED IN THE “QUESTIONS AND ANSWERS” FORMAT BELOW IS FOR YOUR CONVENIENCE AND INCLUDES ONLY A SUMMARY OF CERTAIN INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY.
How do I attend the Annual Meeting?
Our Board considers the appropriate format for our annual meeting of stockholders on an annual basis. This year, we continue to embrace the latest technology to provide expanded access, improved communication, and cost savings for our stockholders and our Company.
Accordingly, the Annual Meeting will be a virtual stockholder meeting through which you can listen to the meeting, submit questions and vote online. The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/bark2024. To participate, you will need your 16-digit control number included in your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials. There is no physical location for the Annual Meeting.
What proposals will be voted on at the Annual Meeting?
Stockholders will vote on four proposals at the Annual Meeting:
•the election of two Class C directors named in this Proxy Statement;
•the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending March 31, 2025;
•to approve, on an advisory basis, the compensation of our named executive officers; and
•to approve an amendment to our Certificate of Incorporation to remove the waiver and renunciation of corporate opportunities related to BARK.
We will also consider other business, if any, that properly comes before the Annual Meeting.
How does the Board recommend that stockholders vote on the proposals?
Our Board recommends that stockholders vote “FOR” the election of the two Class C directors, vote “FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending March 31, 2025, vote
“FOR” the approval of, on an advisory basis, the compensation of our named executive officers, and vote “FOR” the approval of an amendment to our Certificate of Incorporation to remove the waiver and renunciation of corporate opportunities related to BARK.
What happens if other business not discussed in this Proxy Statement comes before the Annual Meeting?
The Company does not know of any business to be presented at the Annual Meeting other than the proposals discussed in this Proxy Statement. If other business comes before the Annual Meeting and is properly presented under our Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws, and Delaware law, the Company representatives will use their discretion in casting all of the votes that they are entitled to cast.
Why am I receiving this Proxy Statement?
We are distributing our proxy materials because our Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.
Pursuant to SEC rules, we are providing access to our proxy materials via the Internet. Accordingly, we are sending an Internet Notice to all of our stockholders as of the record date. All stockholders may access our proxy materials on the website referred to in the Internet Notice. You may also request to receive a printed set of the proxy materials. You can find instructions regarding how to access

BARK 2024 Proxy Statement	41

QUESTIONS AND ANSWERS	Table of Contents
our proxy materials via the Internet and how to request a printed copy in the Internet Notice. Additionally, by following the instructions in the Internet Notice, you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We believe that these rules allow us to provide our stockholders with the information they need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting.
Who is entitled to vote?
The record date for the Annual Meeting is the close of business on July 16, 2024. As of the record date, 178,929,244 shares of common stock, par value $0.0001 per share, were outstanding. Only holders of record of our common stock as of the record date will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Each stockholder is entitled to one vote for each share of our common stock held by such stockholder on the record date.
How can I vote my shares?
Voting on the Internet
You can vote your shares via the Internet by following the instructions in your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials. The Internet voting procedures are designed to authenticate your identity, allow you to vote your shares and confirm that your voting instructions have been properly recorded. If you vote via the Internet, you do not need to complete and mail a proxy card or attend the Annual Meeting to have your vote count. We encourage you to vote your shares via the Internet in advance of the Annual Meeting even if you plan to attend the Annual Meeting.
Voting by Mail
You can vote your shares by mail by requesting a printed copy of the proxy materials sent to your address. When you receive the proxy materials, you may fill out the proxy card enclosed therein and return it per the instructions on the card. By signing and returning the proxy card according to the instructions provided, you are enabling the individuals named on the proxy card, known as “proxies,” to vote your shares at the Annual Meeting in the manner you indicate. If you request a printed copy of the proxy materials, we encourage you to sign and return the proxy card even if you plan to attend the Annual Meeting.
Voting by Telephone
You can vote your shares by telephone. Instructions are included on your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials. If you vote by telephone, you do not need to complete and mail your proxy card or attend the Annual Meeting to have your vote count.
What if I am not the stockholder of record?
If you are a holder of record of shares of common stock of the Company, you may direct your vote as instructed above.
If you hold your shares in street name via a broker, bank or other nominee, you may direct your vote by signing, dating and mailing your voting instruction card, which will be provided by such broker or other nominee. Internet or telephonic voting may also be available. Please see your voting instruction card for further details.
Can I change my vote or revoke my proxy?
You may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by:
•delivering to the attention of the Corporate Secretary at BARK, Inc., 120 Broadway, 12th Floor, New York, New York 10271, a written notice of revocation of your proxy;
•delivering to us an authorized proxy bearing a later date (including a proxy over the Internet or by telephone); or
•attending the Annual Meeting and voting your shares electronically. Attendance at the Annual Meeting will not, by itself, revoke a proxy.
If your shares are held in the name of a bank, broker or other nominee, you may change your vote by submitting new voting instructions to your bank, broker or other nominee.

42	2024 Proxy Statement BARK

Table of Contents	QUESTIONS AND ANSWERS
What is a broker non-vote?
Brokers, banks or other nominees holding shares on behalf of a beneficial owner may vote those shares in their discretion on certain “routine” matters even if they do not receive timely voting instructions from the beneficial owner. With respect to “non-routine” matters, the broker, bank or other nominee is not permitted to vote shares for a beneficial owner without timely received voting instructions. The only routine matter to be presented at the Annual Meeting is the proposal to ratify the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending March 31, 2025 (Proposal Two). The election of the two Class C directors (Proposal One) and the vote to approve, on an advisory basis, the compensation of our named executive officers (Proposal Three), and the vote to approve an amendment to our Certificate of Incorporation to remove the waiver and renunciation of corporate opportunities related to BARK (Proposal 4) are non-routine matters.
A broker non-vote occurs when a broker, bank or other nominee does not vote on a non-routine matter because the beneficial owner of such shares has not provided voting instructions with regard to such matter. If a broker, bank or other nominee exercises its discretionary voting authority on Proposal Two, such shares will be considered present at the Annual Meeting for quorum purposes and broker non-votes will occur as to Proposal One, Proposal Three, Proposal Four or any other non-routine matters that are properly presented at the Annual Meeting. Broker non-votes will have no impact on the voting results, except with respect to Proposal Four. If you do not instruct your broker how to vote with respect to Proposal Four, your broker may not vote with respect to that proposal and such broker non-vote will have the same effect as a vote “AGAINST” Proposal Four.
What constitutes a quorum?
The presence at the Annual Meeting, either in person or by proxy, of holders of a majority of the aggregate number of shares of our issued and outstanding common stock entitled to vote thereat as of the record date shall constitute a quorum for the transaction of business at the Annual Meeting. Stockholders participating in the virtual meeting are considered to be attending the meeting “in person.” Abstentions and broker non-votes will be counted as present for the purpose of determining whether a quorum is present at the Annual Meeting.
What vote is required to approve each matter to be considered at the Annual Meeting? What effect will abstentions and broker non-votes have?

Proposal	Voting Options	Vote Required to Elect Directors or Approve Proposal	Effect of Abstentions	Effect of Broker Non-Votes
Election of the Two Class C Directors Named in this Proxy Statement	For or withhold on each nominee	A plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors; “plurality” means that the nominees who receive the largest number of votes cast “for” such nominees are elected as directors	N/A; a withhold vote will have no effect	No effect
Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm	For, against or abstain	The affirmative vote of the holders of shares of stock having a majority in voting power of the votes cast by the holders of all the shares of stock present or represented at the Annual Meeting and entitled to vote thereon	No effect	No effect
Advisory Vote to Approve Named Executive Officers Compensation	For, against or abstain	The affirmative vote of the holders of shares of stock having a majority in voting power of the votes cast by the holders of all the shares of stock present or represented at the Annual Meeting and entitled to vote thereon	No effect	No effect
Amendment to our Certificate of Incorporation to remove the waiver and renunciation of corporate opportunities related to BARK	For, against or abstain	The affirmative vote of the holders of at least a majority in voting power of the outstanding shares of stock entitled to vote thereon, voting together as a single class	Same effect as votes against	Same effect as votes against
What is the deadline for submitting a proxy?
To ensure that proxies are received in time to be counted prior to the Annual Meeting, proxies submitted by Internet or by telephone should be received by 11:59 p.m. Eastern Time on the day before the Annual Meeting, and proxies submitted by mail should be received by the close of business on the day prior to the date of the Annual Meeting.

BARK 2024 Proxy Statement	43

QUESTIONS AND ANSWERS	Table of Contents
What does it mean if I receive more than one Internet Notice or proxy card?
If you hold your shares in more than one account, you will receive an Internet Notice or proxy card for each account. To ensure that all of your shares are voted, please complete, sign, date and return a proxy card for each account or use the Internet Notice or proxy card for each account to vote by Internet or by telephone. To ensure that all of your shares are represented at the Annual Meeting, we recommend that you vote every Internet Notice or proxy card that you receive.
How will my shares be voted if I return a blank proxy card or a blank voting instruction card?
If you are a holder of record of our common stock and you sign and return a proxy card or otherwise submit a proxy without giving specific voting instructions, your shares will be voted:
•"FOR" the election of the two Class C nominees for director named in this Proxy Statement;
•"FOR" the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending March 31, 2025;
•"FOR" on the vote to approve, on an advisory basis, the compensation of our named executive officers; and
•"FOR" on the vote to approve an amendment to our Certificate of Incorporation to remove the waiver and renunciation of corporate opportunities related to BARK.
If you hold your shares in street name via a broker, bank or other nominee and do not provide the broker, bank or other nominee with voting instructions (including by signing and returning a blank voting instruction card), your shares:
•will be counted as present for purposes of establishing a quorum;
•will be voted in accordance with the broker’s, bank’s or other nominee’s discretion on “routine” matters, which includes only the proposal to ratify the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending March 31, 2025 (Proposal Two); and
•will not be counted in connection with the election of the two Class C directors named in this Proxy Statement (Proposal One), the vote to approve, on an advisory basis, the compensation of our named executive officers (Proposal Three), the vote to approve an Amendment to our Certificate of Incorporation to remove the waiver and renunciation of corporate opportunities related to BARK (Proposal Four), or any other non-routine matters that are properly presented at the Annual Meeting. For each of these proposals, your shares will be treated as “broker non-votes.” A broker non-vote will have no impact on voting results, except with respect to Proposal Four. If you do not instruct your broker how to vote with respect to Proposal Four, your broker may not vote with respect to that proposal and such broker non-vote will have the same effect as a vote "AGAINST" Proposal Four.
Our Board knows of no matter to be presented at the Annual Meeting other than Proposals One, Two, Three, and Four. If any other matters properly come before the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by us will be voted with respect thereto as permitted and in accordance with the judgment of the proxy holders.
Who is making this solicitation and who will pay the expenses?
This proxy solicitation is being made on behalf of our Board. All expenses of the solicitation, including the cost of preparing and mailing the Internet Notice or this Proxy Statement, will be borne by the Company. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
Will a stockholder list be available for inspection?
A list of stockholders entitled to vote at the Annual Meeting will be available to stockholders for 10 days prior to the Annual Meeting, at BARK, Inc., 120 Broadway, 12th Floor, New York, New York 10271, between the hours of 9:00 a.m. and 5:00 p.m. Eastern Time. If you would like to schedule an appointment to examine the stockholder list during this period, please email our Corporate Secretary at ir@barkbox.com.

44	2024 Proxy Statement BARK

Table of Contents	QUESTIONS AND ANSWERS
What is “householding” and how does it affect me?
We have adopted a procedure approved by the SEC, called “householding.” Under this procedure, we send only one proxy statement and one annual report to eligible stockholders who share a single address, unless we have received instructions to the contrary from any stockholder at that address. This practice is designed to eliminate duplicate mailings, conserve natural resources and reduce our printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards.
If you share an address with another stockholder and receive only one set of proxy materials but would like to request a separate copy of these materials, please contact our mailing agent, Broadridge Financial Solutions, Inc., by calling 1-866-540-7095 or writing to 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department, and an additional copy of proxy materials will be promptly delivered to you. Similarly, if you receive multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may also contact Broadridge Financial Solutions, Inc. at the above telephone number or address. If you own shares through a bank, broker, or other nominee, you should contact the nominee concerning householding procedures.
How can I find out the results of the voting at the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.
When are stockholder proposals due for next year’s annual meeting of stockholders?
Our stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of our Amended and Restated Certificate of Incorporation, our Amended and Restated Bylaws, and the rules established by the SEC.
Under Rule 14a-8 of the Exchange Act, if you want us to include a proposal in the proxy materials for our 2025 annual meeting of stockholders, we must receive the proposal at our executive offices at BARK, Inc., 120 Broadway, 12th Floor, New York, New York 10271, no later than ●, 2025.
Pursuant to our Amended and Restated Bylaws, a stockholder proposal of business submitted outside of the process established in Rule 14a-8 and nominations of directors must be received no earlier than May 15, 2025 and no later than June 14, 2025 and must otherwise comply with the requirements set forth in our Amended and Restated Bylaws. Any proposal or nomination should be addressed to the attention of our Corporate Secretary, and we suggest that it be sent by certified mail, return receipt requested.
In order to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees, in addition to complying with the requirements under our Amended and Restated Bylaws, must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 14, 2025.
Whom can I contact for further information?
If you would like additional copies, without charge, of this Proxy Statement or if you have questions about the Annual Meeting, the proposals, or the procedures for voting your shares, you should contact our Corporate Secretary at BARK, Inc., 120 Broadway, 12th Floor, New York, New York 10271 or by telephone at (855) 501-2275.

BARK 2024 Proxy Statement	45

WHERE YOU CAN FIND MORE INFORMATION
We are subject to the informational requirements of the Exchange Act, and, in accordance therewith, file electronically with the SEC our annual, quarterly and current reports, proxy statements and other information. We make available on our investor website at https://investor.bark.co, free of charge, copies of these reports, as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is www.sec.gov. The information in or accessible through any website referenced throughout this Proxy Statement is not incorporated into, and is not considered part of, this Proxy Statement. Further, our references to the URLs for these websites are intended to be inactive textual references only.
You should rely on the information contained in this Proxy Statement to vote your shares at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated July ●, 2024. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than that date, and the mailing of this Proxy Statement to stockholders at any time after that date does not create an implication to the contrary. This Proxy Statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.
FORM 10-K
We will make available, on or about July ●, 2024, the proxy materials, including our Annual Report on Form 10-K for the fiscal year ended March 31, 2024, at www.proxyvote.com. We will also make available, solely for your reference and by courtesy, our Annual Report on Form 10-K for the fiscal year ended March 31, 2024, on our investor website at https://investor.bark.co. Portions of our Annual Report on Form 10-K are incorporated by reference herein.
We will also provide, free of charge, to each person to any stockholder of record or beneficial owner of our common stock as of the record date, upon the written or oral request of any such persons, a copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2024, as filed with the SEC. Requests for such copies should be addressed to our Corporate Secretary at the address below:
BARK, Inc.
120 Broadway, 12th Floor
New York, New York 10271
Attention: Corporate Secretary
Telephone: (855) 501-2275
Please include your contact information with the request. The exhibits set forth on the exhibit index of the Form 10-K may be made available at a reasonable charge.
OTHER MATTERS
We have no knowledge of any other matters that may come before the Annual Meeting and do not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment, our representatives will have the discretion to vote as they see fit unless directed otherwise.
If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, we will cancel your previously submitted proxy.

46	2024 Proxy Statement BARK

EXHIBIT A

CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF BARK, INC.

BARK, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CERTIFY:

FIRST: The name of the Corporation is BARK, Inc. This Corporation was originally incorporated on July 8, 2020 under the name Northern Star Acquisition Corp.

SECOND: The Corporation’s Third Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on November 22, 2021 under the name The Original BARK Company (the “Restated Certificate”).

THIRD: The Restated Certificate is hereby amended by deleting Article THIRTEENTH, in its entirety as follows:

THIRTEENTH: The doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, or any of their respective affiliates, in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Certificate of Incorporation or in the future, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation. In addition to the foregoing, the doctrine of corporate opportunity shall not apply to any other corporate opportunity with respect to any of the directors or officers of the Corporation unless such corporate opportunity is offered to such person solely in his or her capacity as a director or officer of the Corporation and such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue.

FOURTH: That, pursuant to resolution of the Corporation’s board of directors, a meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares as required by statute were voted in favor of this Certificate of Amendment.

FIFTH: This Certificate of Amendment was duly adopted by the directors and stockholders of the Corporation in accordance with the provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Restated Certificate to be signed by the authorized officer below on this [___] day of [___], 2024.

By:
Name:
Title:
Signed:

BARK 2024 Proxy Statement	47

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION